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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6( )(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
CUBIST PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

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CUBIST PHARMACEUTICALS, INC.
65 Hayden Avenue
Lexington, MA 02421

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CUBIST PHARMACEUTICALS, INC.:

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Cubist Pharmaceuticals, Inc. will be held at our corporate offices, 65 Hayden Avenue, Lexington, MA 02421, on Thursday, June 13, 2002, at 9:00 A.M., local time, for the following purposes:

  1.
  To elect three Class III directors to hold office for a three-year term and until their successors have been duly elected and qualified.
  2.
  To ratify, adopt and approve the Amended and Restated 2000 Equity Incentive Plan.
  3.
  To ratify, adopt and approve the 2002 Directors' Stock Option Plan.
  4.
  To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed April 15, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Accordingly, only stockholders of record at the close of business on April 15, 2002, will be entitled to notice of, and to vote at, such meeting or any adjournments thereof.

        To ensure your representation at the annual meeting, however, you are urged to vote by proxy by following one of these steps as promptly as possible:

  (a)
  Vote via telephone (toll-free) in the United States or Canada (see instructions on the enclosed proxy card);
  (b)
  Vote via the Internet (see instructions on the enclosed proxy card); or
  (c)
  Complete, date, sign and return the enclosed proxy card (a postage-prepaid envelope is enclosed).

        The Internet and telephone voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or telephone are set forth on the enclosed proxy card and must be completed by 6 p.m. on June 12, 2002. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card, vote via the Internet or telephone, or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the shareholders is important.

                      By order of the Board of Directors,
                      CHRISTOPHER D.T. GUIFFRE
                       Secretary

April 26, 2002

NOTE:  THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF THE ACCOMPANYING PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE VIA THE INTERNET OR TELEPHONE, OR COMPLETE, DATE, SIGN AND MAIL THE ACCOMPANYING PROXY CARD AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

CUBIST PHARMACEUTICALS, INC.
65 Hayden Avenue
Lexington, MA 02421

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

        This proxy statement is furnished to the holders of the common stock, $0.001 par value per share, of Cubist Pharmaceuticals, Inc. in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2002 Annual Meeting of Stockholders to be held on June 13, 2002, or at any adjournment or postponement of such meeting. The purposes of the annual meeting and the matters to be acted upon are set forth in the accompanying Notice of 2002 Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the annual meeting.

        This proxy statement and proxies for use at the annual meeting will be first mailed to stockholders on or about April 26, 2002, and such proxies will be solicited chiefly by mail, but additional solicitations may be made by telephone or telegram by our officers or regular employees. We may enlist the assistance of brokerage houses in soliciting proxies. We shall bear all solicitation expenses, including costs of preparing, assembling and mailing proxy material.

Voting and Revocability of Proxy

        Registered shareholders can vote their shares via (1) a toll-free telephone call from the U.S. or Canada, (2) the Internet, or (3) by mailing their signed proxy card. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded. We have been advised by counsel that the procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions to be followed by any registered shareholder interested in voting via telephone or the Internet are set forth on the enclosed proxy card.

        Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such authority by filing with our Secretary a written revocation or a duly executed proxy bearing a later date or by voting in person at the annual meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposal No. 1 to elect the nominees to the Board of Directors, Proposal No. 2 to ratify, adopt and approve the Amended and Restated 2000 Equity Incentive Plan, and Proposal No. 3 to ratify, adopt and approve the Directors' Stock Option Plan, all as set forth in the accompanying Notice of 2002 Annual Meeting of Stockholders and in accordance with their best judgment on any other matters that may properly come before the annual meeting.

Record Date and Voting Rights

        Only stockholders of record at the close of business on April 15, 2002, are entitled to notice of, and to vote at, the annual meeting, or any adjournment or postponement of such meeting. We had outstanding on April 15, 2002, 28,496,108 shares of common stock, each of which is entitled to one vote upon the matters to be presented at the annual meeting. The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock will constitute a quorum for the transaction of business at the annual meeting. Votes withheld from any nominee, abstentions, and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        In the election of directors, the affirmative vote of a plurality of the shares of common stock present at the annual meeting, in person or by proxy, is required for the election of each of the nominees. Abstentions and broker "non-votes" will have no effect on the voting outcome with respect to the election of directors. The affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the annual meeting is necessary for approval of the proposals to ratify, adopt and approve the Amended and Restated 2000 Equity Incentive Plan and the 2002 Directors' Stock Option Plan. Abstentions have the practical effect of a vote against these proposals. Although counted as present for the purpose of determining a quorum, broker "non-votes" are not counted for any purpose in determining whether a matter has been approved.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information with respect to each person known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock as of April 15, 2002 or other date noted below. As of April 15, 2002, 28,496,108 shares of common stock were outstanding.

	Number of Shares Beneficially Owned
				Percentage of Shares Beneficially Owned
Name and Address of Beneficial Owner	Outstanding Shares	Right to Acquire	Total Number
T. Rowe Price Associates(1) 100 E. Pratt Street Baltimore, MD 21202	1,476,900	0	1,476,900	5.2%

With respect to the foregoing table, you should note that:

  •
  Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 15, 2002 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated above and pursuant to the applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Shares included in the table under "Right to Acquire" represent shares subject to outstanding common stock purchase warrants currently exercisable.
(1)
The information reported is based on a Schedule 13G, dated February 20, 2002, filed with the SEC by T. Rowe Price Associates, Inc. The shares attributable to T. Rowe Price Associates, Inc. are owned by various individual and institutional investors which T. Rowe Price Associates, Inc., referred to herein as Price Associates, serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

MANAGEMENT STOCKHOLDERS

        The following table sets forth information as of April 15, 2002, as reported to us, with respect to the beneficial ownership of the common stock by each of our directors and each of our executive officers, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 15, 2002, are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated below and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Shares included below under "Right to Acquire" represent shares subject to outstanding stock options currently exercisable or exercisable within 60 days of April 15, 2002.

	Number of Shares Beneficially Owned
				Percentage of Shares Beneficially Owned
Name	Outstanding Shares	Right to Acquire	Total Number
Scott M. Rocklage, Ph.D.	161,840	288,794	450,634	1.6%
Michael W. Bonney(1)	30,000	9,375	39,375	*
Julian M. Davies, Ph.D.	5,330	33,878	39,208	*
Francis P. Tally, M.D.	109,763	51,516	161,279	*
Robert J. McCormack, Ph.D.	—	66,210	66,210	*
Christopher D.T. Guiffre	1,375	6,250	7,625	*
Dennis D. Keith, Ph.D.(2)	22,922	125,623	148,545	*
Frederick B. Oleson, Jr., D.Sc.	48,874	49,476	98,350	*
Thomas A. Shea	32,640	43,952	76,592	*
George H. Shimer, Jr., Ph.D.	—	55,945	55,945	*
Thomas J. Slater	—	39,562	39,562	*
Susan B. Bayh	4,000	17,500	21,500	*
Barry Bloom, Ph.D.	21,426	27,648	49,074	*
John K. Clarke(3)	69,863	33,978	103,841	*
David W. Martin, Jr., M.D.	—	33,225	33,225	*
Walter Maupay(4)	17,200	30,250	47,450	*
Paul R. Schimmel, Ph.D.(5)	238,265	33,978	272,243	*
John Zabriskie, Ph.D.	8,187	26,063	34,250	*
All directors and executive officers as a group (18 persons)	771,685	973,223	1,744,908	5.9%

*
Less than 1% of the issued and outstanding shares of common stock.
(1)
Mr. Bonney holds his shares with joint voting and investment power with Ms. Alison H. Bonney.
(2)
Dr. Keith holds a portion of his shares with joint voting and investment power with Dr. Jo-Linda L. Keith.
(3)
A portion of the shares attributable to Mr. Clarke are held in trust for the benefit of his children.
(4)
Mr. Maupay holds a portion of his shares with joint voting and investment power with Ms. Margaret Maupay.
(5)
A portion of the shares attributable to Dr. Schimmel are held by the Paul R. Schimmel Profit-Sharing Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The table below sets forth compensation information for the fiscal years ended December 31, 2001, 2000, and 1999 with respect to our Chief Executive Officer and our four most highly paid executive officers. We refer to these five officers as our named executive officers.

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position						Restricted Stock Awards($)		Securities Underlying Options(#)	All Other Compensation ($)(3)
	Year	Salary($)(1)		Bonus($)(2)
Scott M. Rocklage, Ph.D.(4) Chairman and Chief Executive Officer	2001 2000 1999	$ $ $	375,000 323,500 284,100	$ $ $	245,313 212,500 115,000	$ $ $	— — —	100,000 75,000 85,000	$ $ $	8,383 8,363 8,857
Francis P. Tally, M.D. Executive Vice President, Chief Scientific Officer	2001 2000 1999	$ $ $	263,000 247,775 233,750	$ $ $	40,502 37,662 26,648	$ $ $	— — —	15,000 25,000 41,500	$ $ $	16,657 16,856 16,066
Robert McCormack, Ph.D.(5) Senior Vice President, Drug Development	2001 2000 1999	$ $	215,000 190,000 —	$ $	44,938 24,759 —	$ $ $	— — —	40,000 100,000 —	$ $	750 566 —
Michael F. DeBruin, M.D.(6) Vice President, Clinical Research	2001 2000 1999	$ $ $	200,000 189,933 61,942	$ $ $	31,400 25,642 9,250	$ $ $	— — —	10,000 50,000 50,000	$ $ $	8,400 8,599 221
Alan D. Watson, Ph.D.(7) Senior Vice President, Corporate Development	2001 2000 1999	$ $ $	215,000 205,333 53,846	$ $ $	31,390 33,881 11,667	$ $ $	— — —	20,000 5,000 125,000	$ $ $	8,400 8,135 211

(1)
Salary includes amounts deferred pursuant to our 401(k) Plan.
(2)
Unless otherwise stated, bonuses reported are earned in the year reported but paid in January of the following year. For example, the 2001 bonus reported for Dr. Rocklage of $245,313 was earned during fiscal year 2001 and paid in January 2002.
(3)
All other compensation includes (i) long-term disability insurance premiums paid by Cubist, (ii) Cubist's matching contributions under our 401(k) Plan, or (iii) annual company-wide bonus distribution.
(4)
Dr. Rocklage received his 1999 bonus in fiscal year 1999.
(5)
Dr. McCormack's employment at Cubist began on March 27, 2000. Information for fiscal year 2000 reflects compensation from March 27, 2000 to December 31, 2000.
(6)
Dr. DeBruin's employment at Cubist began on September 8, 1999. Information for fiscal year 1999 reflects compensation from September 8, 1999 to December 31, 1999. Dr. DeBruin's employment at Cubist terminated on March 4, 2002.
(7)
Dr. Watson's employment at Cubist began on September 13, 1999. Information for fiscal year 1999 reflects compensation from September 13, 1999 to December 31, 1999. Dr. Watson's employment at Cubist terminated on March 15, 2002.

Option Grants in Last Fiscal Year

        The following table sets forth information regarding grants of stock options under our 1993 Amended and Restated Stock Option Plan to the named executive officers during the fiscal year ended December 31, 2001.

Name	Number of Securities Underlying Options Granted (Shares)(1)	Percent of Total Options Granted to Employees in Fiscal 2001	Exercise or Base Price	Expiration Date	Grant Date Present Value(2)
Scott M. Rocklage, Ph.D.	100,000	6.28%	$29.00	1/1/2011	$2,315,000
Francis P. Tally, M.D.	15,000	0.94%	$29.00	1/1/2011	$347,250
Robert McCormack, Ph.D.	40,000	2.51%	$29.00	1/1/2011	$926,000
Michael F. DeBruin, M.D.	10,000	0.63%	$29.00	1/1/2011	$231,500
Alan D. Watson, Ph.D.	20,000	1.26%	$29.00	1/1/2011	$462,000

(1)
Each option is exercisable in 16 equal quarterly installments and has a maximum term of 10 years from the date of grant, subject to earlier termination in the event of the optionee's cessation of service with Cubist. The options are exercisable during the holder's lifetime only by the holder and they are exercisable by the holder only while the holder is an employee of Cubist and for certain limited periods of time thereafter in the event of termination of employment.
(2)
Based on the Black-Scholes pricing model suggested by the Securities and Exchange Commission. The estimated values under that model are based on arbitrary assumptions as to variables such as stock price volatility, projected future dividend yield and interest rates, discounted for lack of marketability and potential forfeiture due to vesting schedule. The estimated values above use the following significant assumptions: volatility—88.2%; dividend yield—0%; the average life of the options—7 years; risk-free interest rate—yield to maturity of 10-year treasury note at grant date—5.1%. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated using a modified Black-Scholes model.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information with respect to the stock options exercised during the fiscal year ended December 31, 2001, and the unexercised stock options held at the end of such fiscal year by the named executive officers.

			Number of Unexercised Options Held At December 31, 2001		Value of Unexercised In-The-Money Options December 31, 2001(1)
Name	Shares Acquired on Exercise
		Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Scott M. Rocklage, Ph.D.	131,038	$3,320,036	247,186	287,814	$1,586,722	$3,055,597
Francis P. Tally, M.D.	42,406	$1,084,449	54,210	60,527	$366,032	$598,584
Robert McCormack, Ph.D.	0	$—	52,421	134,454	$1,308,499	$2,345,251
Michael F. DeBruin, M.D.	30,000	$764,550	21,875	63,125	$267,188	$784,063
Alan D. Watson, Ph.D.	16,875	$270,000	29,374	78,751	$239,640	$750,047

(1)
Based on the difference between the exercise price of each option and the last reported sales price of our common stock on the NASDAQ-NMS on December 31, 2001 of $35.96.

Report on Amendment of Options

        The following table sets forth information with respect to the stock options amended during the fiscal year ended December 31, 2001, for our named executive officers.

Name	Date	Number Of Securities Underlying Options Amended(#)	Market Price Of Stock At Time of Amendment($)	Exercise Price At Time Of Amendment ($)	New Exercise Price($)	Length of Original Option Term Remaining At Date Of Amendment
Robert McCormack	7/2/01	18,750	$38.21	$57.56	$35.32	9.0 yrs.
George Shimer	7/2/01	56,250	$38.21	$63.38	$35.32	8.5 yrs.

Executive Employment Agreements

        Dr. Rocklage, our Chairman and Chief Executive Officer, is employed pursuant to an employment agreement, dated June 20, 1994. Under the terms of that agreement, Dr. Rocklage's annual base salary was set at $175,000 subject to annual review and increase by the Board of Directors, and he is entitled to a performance bonus upon our achievement of certain milestones for each fiscal year that have been mutually agreed upon by Dr. Rocklage and the Compensation Committee prior to the commencement of that particular fiscal year. Dr. Rocklage received a base salary in 2001 of $375,000 and a performance bonus of $245,313 paid in January 2002. Dr. Rocklage can terminate his employment at any time by giving written notice of termination, and we can terminate Dr. Rocklage's employment at any time by giving thirty days' written notice of termination. Upon any termination of Dr. Rocklage's employment by us without cause, Dr. Rocklage is entitled to severance pay in an amount equal to twenty-four months of his then current annual base salary.

        None of our other executive officers has entered into an employment agreement.

The Board of Directors and Committees of the Board

        The Board of Directors held six meetings, including two telephonic meetings, and took action by written consent on two occasions during fiscal year 2001. There were five Audit Committee meetings, one Compensation Committee meeting, and no Nominating Committee meetings held in fiscal year 2001. No incumbent director, other than Dr. Martin, attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors during fiscal year 2001, and no incumbent director attended fewer than 75% of the total number of meetings of the committees on which he or she served during fiscal year 2001.

        The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee.

Audit Committee

        The Board of Directors has an Audit Committee, which met five times during the 2001 fiscal year. The functions of the Audit Committee include (1) making recommendations to the Board of Directors with respect to the engagement of the independent auditors; (2) reviewing the audit plans developed by the independent auditors for the annual audit of our books and records and the results of such audit; (3) reviewing the annual financial statements; (4) reviewing the professional services provided by the independent auditors and the auditors' independence; and (5) reviewing the adequacy of our system of internal controls and the responses to management letters issued by the independent auditors. The members of the Audit Committee are all independent, as defined in the National Association of Securities Dealers' listing standards.

REPORT OF THE AUDIT COMMITTEE(1)

        In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company's audited year-end financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61. In addition, the Committee received from the independent auditors, written disclosure and the letter required by Independence Standards Board Standard No. 1. The Committee also discussed with the independent auditors the auditors' independence from management and the company, including the matters covered by the written disclosures and letter provided by the independent auditors.

        The Committee discussed with Cubist's independent auditors the overall scope and plans for their audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Cubist, the internal controls, and the overall quality of the financial reporting. The Committee held five meetings during fiscal year 2001.

        Based on the reviews and discussions referred to above, the Committee reviewed, and the Board of Directors approved, the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

        The Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter has been previously filed with the Securities and Exchange Commission.

April 15, 2002	Dr. John Zabriskie Dr. Barry Bloom Dr. Paul R. Schimmel

(1)
Notwithstanding anything to the contrary set forth in any of Cubist's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Audit Committee shall not be incorporated by reference into any such filings.

Compensation Committee

        The Board of Directors has a Compensation Committee, which met one time during the 2001 fiscal year. The Compensation Committee's principal functions are to review and approve Cubist's compensation philosophy, and components of Cubist's compensation structure, including, but not limited to, executive officer compensation, salary plans and bonus awards, as well as other forms of compensation, and to administer our 1993 Amended and Restated Stock Option Plan, the 2000 Equity Incentive Plan and the 2001 UK Stock Option Plan, pursuant to the terms of such plans.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee during the 2001 fiscal year were Mr. John K. Clarke, Dr. David Martin and Mr. Walter Maupay. No member of the Compensation Committee, as constituted during 2001, was a former or current officer or employee of Cubist.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE OFFICER COMPENSATION(1)

Compensation Philosophy and Objectives

        Our compensation philosophy for executive officer compensation is to reflect the value created and protected for shareholders, while furthering our short, and long-term strategic goals and values by aligning compensation with business objectives and individual performance. Short and long-term compensation should motivate and reward high levels of performance and are geared to attract and retain qualified executive officers. Accordingly, our executive officer compensation consists of three primary components intended to further our overall compensation philosophy to achieve our compensation objectives. The components include: base salary, annual bonuses, and grants of stock options.

        In evaluating our executive officers' performance, we generally follow the process outlined below:

  •
  Prior to or shortly after the beginning of each fiscal year, we set company goals and objectives, which are reviewed with, and ultimately approved by, the full Board of Directors. Dr. Rocklage reports to the Board on Cubist's progress toward the achievement of these goals and objectives throughout the year at Board meetings and at other times as necessary.

  •
  Once a year, generally in December, the Compensation Committee meets with Dr. Rocklage. This meeting is a comprehensive review of goals and objectives achieved during the year along with a review of Dr. Rocklage's full compensation package against compensation packages of chief executive officers of similar companies. Dr. Rocklage's compensation is then set accordingly for the next fiscal year.

  •
  In December of each year, Dr. Rocklage evaluates the performance of the remainder of Cubist's executive officers against their goals and objectives set the prior year, and recommends to the Compensation Committee a bonus and stock option grant commensurate with performance, as well as an annual base salary for the next fiscal year.

Compensation for Fiscal 2001

Chief Executive Officer Compensation

        In December 2001, the Compensation Committee set Dr. Rocklage's annual base salary at $400,000 effective on January 1, 2002. This increase represented a $25,000 increase or approximately 6.7% over the prior year's base salary. The Compensation Committee performed a comprehensive review of the compensation paid to chief executive officers of other companies and has concluded this increase positions Dr. Rocklage fairly within the range of base salaries paid to other chief executive officers of comparable companies.

        In December 2001, the Compensation Committee awarded Dr. Rocklage $245,313 in bonus funds and set an additional $200,000 as the potential bonus amount payable upon achievement of goals for 2002.

        In December 2001, the Compensation Committee authorized a company-wide distribution of stock options to employees based on performance. Dr. Rocklage was awarded 100,000 stock options as part of this distribution.

Report On Executive Compensation

        In December 2001, Dr. Rocklage recommended and the Compensation Committee accepted base salary increases for the executive officers ranging from 5.0% to 10.0%. The increases were determined after reviewing performance against goals and objectives set for the year and also against salaries of similar positions in comparable companies.

        The Compensation Committee also authorized bonuses in the aggregate amount of $551,186 for Cubist's ten executive officers, excluding Dr. Rocklage.

        In December 2001, the Compensation Committee authorized a company-wide distribution of stock options to employees based on performance. Our executive officers, excluding Dr. Rocklage, were awarded an aggregate of 90,000 stock options as part of this distribution.

Conclusion

        The Compensation Committee believes that the total 2001-related compensation of the Chief Executive Officer and the executive officers, as described above, is fair and is within the range of compensation for executive officers in similar positions at comparable companies.

April 15, 2002	John Clarke Dr. David Martin Walter Maupay

(1)
Notwithstanding anything to the contrary set forth in any of Cubist's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Executive Compensation shall not be incorporated by reference into any such filings.

Nominating Committee

        The Board of Directors has a Nominating Committee, which did not meet during the 2001 fiscal year. The Nominating Committee's principal function is to search for, interview and nominate highly qualified directors for election to the Board of Directors to fill vacancies due to an increase in the number of directors or the resignation or removal of an existing director.

        The Nominating Committee may consider nominees recommended by the stockholders. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors, or (b) by any stockholder who is a stockholder of record at the time of giving of notice for the election of directors at the annual meeting and who complies with the notice procedures set forth below. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of Cubist. To be timely, a stockholder's notice shall be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the annual meeting; provided, however, that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the annual meeting or such public disclosure was made.

        The stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the books of Cubist, of such stockholder and (ii) the class and number of shares of Cubist which are beneficially owned by such stockholder. In addition to the requirements set forth above, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

        Our Board of Directors is divided into three classes, with one class of directors elected each year for a three-year term of office at the annual meeting of stockholders. All directors of a class hold their positions until the annual meeting of stockholders at which their terms of office expire and until their successors have been duly elected and qualified.

        The term of office of the Class III directors will expire at the annual meeting. The Board of Directors has nominated John K. Clarke, Scott M. Rocklage, Ph.D. and Paul R. Schimmel, Ph.D. for reelection as Class III directors to hold office until the annual meeting of stockholders to be held in 2005 and until their respective successors have been duly elected and qualified. In the event that any of the nominees shall be unable or unwilling to serve as a director, the Board of Directors shall reserve discretionary authority to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. Proxies cannot be voted for any persons other than the nominees.

        The affirmative vote of a plurality of the shares of common stock present at the annual meeting, in person or by proxy, is required for the election of each of the Class III directors.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES.

Information as to Directors and Nominees for Director

        The names of our directors (including the nominees for reelection as Class III directors at the annual meeting), and certain information regarding each director is listed below.

Name	Age	Position(s) Held	Director Since	Term Expires	Class of Director
Scott M. Rocklage, Ph.D.	47	Chairman and Chief Executive Officer	1994	2002	III
John K. Clarke(1)	48	Director	1992	2002	III
Paul R. Schimmel, Ph.D.(2).	61	Director	1992	2002	III
David W. Martin, Jr., M.D.(1)(3)	61	Director	1997	2003	I
John Zabriskie, Ph.D.(2)	62	Director	1999	2003	I
Barry Bloom, Ph.D.(2)	73	Director	1993	2004	II
Walter Maupay(1)(3)	63	Director	1999	2004	II
Susan B. Bayh(3)	42	Director	2000	2004	II

(1)
Member of Compensation Committee
(2)
Member of Audit Committee
(3)
Member of Nominating Committee

        Dr. Rocklage was elected Chairman of the Board of Directors in March 2000. Dr. Rocklage has served as our Chief Executive Officer and as a member of the board of directors since July 1994. He served as our President from July 1994 until March 2001. From 1990 to 1994, Dr. Rocklage served as President and Chief Executive Officer of Nycomed Salutar, Inc., a diagnostic imaging company. From 1992 to 1994, he also served as President and Chief Executive Officer and Chairman of Nycomed Interventional, Inc., a medical device company. From 1986 to 1990, he served in various positions at Nycomed Salutar, Inc. and was responsible for designing and implementing research and development programs that resulted in three drug products in human clinical trials, including the approved drugs Omniscan and Teslascan. Dr. Rocklage currently serves as a director of MDS Proteomics, Inc. Dr. Rocklage received his B.S. in Chemistry from the University of California, Berkeley and his Ph.D. in Chemistry from the Massachusetts Institute of Technology.

        Ms. Bayh has served as one of our directors since June 2000. From 1994 to present, Ms. Bayh has served as the Commissioner of the International Joint Commission (IJC), a bi-national organization between the United States and Canada focusing on environmental issues of the Great Lakes. Ms. Bayh served as an attorney in Eli Lilly's Pharmaceutical Division handling federal regulatory issues for marketing and medical clients from 1989 to 1994 and, from 1984 until 1989, Ms. Bayh practiced law, focusing on litigation, utility and corporate law, and antitrust. She is also a director of Anthem, Inc., (a Blue Cross/Blue Shield company), Corvas International, Inc., a biotechnology company, Curis, Inc., a biotechnology company, Esperion Therapeutics, a biotechnology company, Emmis Communications, and Golden State Foods. Ms. Bayh has a B.A. from the University of California at Berkeley and a J.D. from the University of Southern California Law Center.

        Dr. Bloom has served as a one of our directors since September 1993. Dr. Bloom has more than 40 years experience in the pharmaceutical industry. From 1952 to 1993, Dr. Bloom served in various positions at Pfizer Inc., including Executive Vice President of Research & Development. He is a director of Vertex Pharmaceuticals, Inc., Microbia and Neurogen Corp., biotechnology companies and Incyte Pharmaceuticals, Inc., a genomics company. Dr. Bloom received his S.B. in Chemistry and his Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology.

        Mr. Clarke is one of our founders and served as Chairman of the Board of Directors from our incorporation to March 2000. Mr. Clarke has served as one of our directors since our incorporation. From 1992 to 1994, Mr. Clarke served as our acting President and Chief Executive Officer. Since 1982, he has been a general partner of DSV Management in Princeton, New Jersey, the general partner of DSV Partners IV. He is a founder and director of Alkermes, Inc. and a director of VISICU, Inc., MedContrax, Inc., Molecular Mining, Inc. and TechRx, Inc. Mr. Clarke is the Managing General Partner for Cardinal Partners, founded in 1997. Mr. Clarke is also the General Partner for DSV Partners. Mr. Clarke has been employed with DSV Partners since 1982. Mr. Clarke received his B.A. in Biology and Economics from Harvard College and his M.B.A. from The Wharton School of the University of Pennsylvania.

        Dr. Martin has served as one of our directors since October 1997. Since July 1997, Dr. Martin has served as President, Chief Executive Officer and a founder of Eos Biotechnology, Inc. Dr. Martin was a Professor of Medicine, Professor of Biochemistry and an Investigator of the Howard Hughes Medical Institute at the University of California San Francisco until 1983 when he became the first Vice President and subsequently Senior Vice President of Research and Development at Genentech, Inc., a position he held until 1990. He was Executive Vice President of DuPont Merck Pharmaceutical Company from 1991 through 1993 and then returned to California in 1994 where he was Senior Vice-President of Chiron Corp., a biotechnology company, and President of Chiron Therapeutics. In May 1995, he assumed the position of President and Chief Executive Officer of Lynx Therapeutics, Inc., a biotechnology company, and served until November 1996. Dr. Martin is also a Director of Varian Medical Systems, Inc., a medical equipment and software supplier, and of Telik, Inc., a biopharmaceutical development company.

        Mr. Maupay has served as one of our directors since June 1999. Since 1988, Mr. Maupay has served as President of Calgon Vestal Laboratories, a division of Merck & Co., Inc. until January 1995, when it was sold to Bristol-Myers Squibb. Since June 1995, Mr. Maupay has also served as Group Executive of Calgon Vestal Laboratories after the sale to Bristol-Myers Squibb. From 1984 to 1988 Mr. Maupay served as Vice-President, Healthcare at Calgon Vestal Laboratories. Mr. Maupay is a

director of Life Medical Sciences, Inc., a medical device company, Kensey Nash Corporation, a medical device company, Neshaminy Golf Club, Inc. and Warwick Golf Farm. Mr. Maupay received his Bachelor of Science in Pharmacy from Temple University and his M.B.A. from Lehigh University.

        Dr. Schimmel is one of our scientific founders and has served as one of our directors since our incorporation. From 1967 to 1998, Dr. Schimmel served as a Professor of Biochemistry and Biophysics at the Massachusetts Institute of Technology and as the John D. and Catherine T. MacArthur Professor of Biochemistry and Biophysics at the Massachusetts Institute of Technology from 1992 to 1997. He has been a Professor and member of the Skaggs Institute for Chemical Biology of the Scripps Research Institute since 1998 and an Ernest and Jean Hahn Professor of Molecular Biology and Chemistry since 2001. Dr. Schimmel is an expert in molecular biology, protein translation and aminoacyl-tRNA synthetases. He is a member of the National Academy of Sciences and the American Academy of Arts and Sciences. Dr. Schimmel was a founder and is a director of Repligen Corporation and Alkermes, Inc., each a biotechnology company. Dr. Schimmel received his A.B. in Pre-Medicine from Ohio Wesleyan University and his Ph.D. in Biochemistry from the Massachusetts Institute of Technology.

        Dr. Zabriskie has served as one of our directors since June 1999. Dr. Zabriskie is currently president of Lansing Brown Investments, LLC, an investment firm, and Chief Executive Officer of BioSpecific, LLC, a diagnostic company. From July 1997 to July 2000, Dr. Zabriskie served as Chairman of the Board of NEN Life Science Products, Inc., a laboratory supply company. From July 1997 to December 1999, Dr. Zabriskie also served as President and Chief Executive Officer of NEN Life Science Products, Inc. From November 1995 to January 1997, he was President and Chief Executive Officer of Pharmacia & Upjohn, a pharmaceutical company. From 1994 to November 1995, he served as President, Chief Executive Officer and Chairman of Upjohn Co.

Compensation of Directors

        Dr. Rocklage is Chairman of the Board of Directors and one of our full-time officers; he receives no additional compensation for serving on the Board of Directors. No other director is a full-time officer. We paid $1,000 to each of Ms. Bayh, Dr. Bloom, Dr. Martin, Mr. Maupay and Dr. Zabriskie, for each meeting of the Board of Directors he or she attended and each was reimbursed for expenses in connection with his or her attendance. No other director received cash compensation during the 2001 fiscal year for his or her service on the Board of Directors or any committee thereof. In 2002, Ms. Bayh, Dr. Bloom, Dr. Martin, Mr. Maupay, Dr. Schimmel and Dr. Zabriskie will receive a fee of $1,000 for each meeting of the Board of Directors he or she attends and each will be reimbursed for expenses incurred in connection with his or her attendance. No other director will receive cash compensation during the 2002 fiscal year for his or her service on the Board of Directors or any committee thereof.

        Pursuant to our stock option plans, upon first joining the Board of Directors, each director who is not one of our officers or employees automatically is granted a stock option exercisable for 15,000 shares of common stock at fair market value, and each time that he or she is serving as a director on the business day immediately following an annual meeting of stockholders, such director is automatically granted on such business day a stock option exercisable for 10,000 shares of common stock at fair market value. Initial and annual grants are immediately exercisable.

        Pursuant to a consulting agreement, Dr. Schimmel received $48,000 for consulting services during 2001.

PROPOSAL NO. 2

RATIFICATION, ADOPTION AND APPROVAL OF
AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN

        Our Board of Directors adopted the 2000 Nonstatutory Stock Option Plan, referred to herein as the NSO Plan, on December 15, 2000 and the NSO Plan became effective by its own terms on that date.

        In March 2002, the Board approved the amendment and restatement of the NSO Plan subject to approval of the stockholders, and as so amended and restated, renamed the Plan the Amended and Restated 2000 Equity Incentive Plan, referred to herein as the Amended and Restated Equity Incentive Plan. If ratified and approved by the stockholders, the number of shares reserved for issuance under the Amended and Restated Equity Incentive Plan will increase by 1,055,000 shares, bringing the total number of shares reserved for issuance under the Amended and Restated Equity Incentive Plan to approximately 1,630,000. As of April 15, 2002, approximately 575,000 shares were available for issuance under the NSO Plan. A copy of the Amended and Restated Equity Incentive Plan is attached as Appendix A to this Proxy Statement.

        In addition to the plans to be voted on by the stockholders, the Board of Directors also administers the 1993 Amended and Restated Stock Option Plan and the 2001 UK Stock Option Plan.

        The 1993 Amended and Restated Stock Option Plan, referred to herein as the 1993 Stock Option Plan, was adopted by the Board of Directors in June 1996, and became effective upon the closing of our initial public offering in October 1996. We have amended the 1993 Stock Option Plan seven times since its adoption. The plan was adopted to encourage stock ownership by our directors, officers, employees, and consultants. Both nonstatutory stock options and incentive stock options within the meaning of Section 422 of the Tax Code may be granted pursuant to the 1993 Stock Option Plan.

        Prior to the adoption of the original NSO Plan, we granted incentive stock options to officers and employees and nonstatutory stock options to directors, employees, and consultants under the 1993 Stock Option Plan. Upon the adoption of the original NSO Plan, we continued to grant incentive stock options under the 1993 Stock Option Plan to officers and employees, and grants of nonstatutory stock options generally were made under the NSO Plan.

        The 1993 Stock Option Plan expires by its own terms on May 6, 2003. It is our intention to emphasize the use of nonstatutory stock options and de-emphasize the use of incentive stock options. Consequently, the Amended and Restated Equity Incentive Plan will become the primary vehicle for granting options to our officers, employees, and consultants. We will, however, continue to grant nonstatutory options to officers, employees and consultants under the 1993 Stock Option Plan until the expiration of such plan in 2003.

        The 2001 UK Option Plan, referred to herein as the UK Option Plan, was adopted by the Board of Directors in April 2001, and became effective upon approval of the plan by United Kingdom Inland Revenue in April 2001. The UK Option Plan was adopted to encourage stock ownership by our employees in the United Kingdom. Options granted under the UK Option Plan are not incentive options and have been approved under the Income and Corporation Taxes Act of 1988 of the United Kingdom. Such options shall be referred to herein as approved options.

        Options under the UK Option Plan shall be granted exclusively to our employees in the United Kingdom. Options granted under the UK Option Plan receive favored tax treatment in the United Kingdom, subject to compliance with the UK Option Plan by the optionee. The aggregate option price for all shares relating to options granted to a United Kingdom employee cannot exceed £30,000 per person. Upon reaching this limit, the United Kingdom employee may not receive additional grants of approved options pursuant to the UK Option Plan. Additional grants, if any, to such person would be made pursuant to the Amended and Restated Equity Incentive Plan.

        The essential features of the Amended and Restated Equity Incentive Plan are outlined below.

Summary of the Amended and Restated Equity Incentive Plan.

        The following description of certain provisions of the Amended and Restated Equity Incentive Plan, is intended as a summary of such provisions and does not purport to be a complete statement of such provisions or of the Amended and Restated Equity Incentive Plan or its operation; and such description is qualified in its entirety by reference to the provisions of the Amended and Restated Equity Incentive Plan and to the forms of stock option agreements evidencing options granted under the Amended and Restated Equity Incentive Plan.

        Purpose.    The purpose of the Amended and Restated Equity Incentive Plan is to encourage stock ownership by employees and consultants and to provide additional incentive for them to promote the success of Cubist's business through the granting of the following stock awards: (i) nonstatutory stock options, (ii) stock bonuses, and (iii) restricted stock awards. Options granted under the Amended and Restated Equity Incentive Plan are not incentive stock options and are referred to herein as nonstatutory options.

        The original NSO Plan did not permit the issuance of restricted stock or stock bonuses. In addition, eligible recipients under the original NSO Plan included directors.

        Administration.    The Amended and Restated Equity Incentive Plan will be administered by the Compensation Committee. Subject to the provisions of the Amended and Restated Equity Incentive Plan, the Compensation Committee has complete authority to interpret the Amended and Restated Equity Incentive Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements, and to make all other determinations deemed necessary or advisable by it for the administration of the Amended and Restated Equity Incentive Plan. Subject to the provisions of the Amended and Restated Equity Incentive Plan, the Compensation Committee also has complete authority, in its discretion, to make or select the manner of making the following determinations with respect to awards granted under the Amended and Restated Equity Incentive Plan: (i) the officers, employees or consultants of Cubist to be granted options, awards of restricted stock or stock bonuses, (ii) the respective grant dates of options, awards of restricted stock or stock bonuses, (iii) the number of shares of common stock subject to options, awards of restricted stock or stock bonuses, (iv) the respective exercise prices of options or purchase prices of awards of restricted stock, (v) the term of options, (vi) the respective exercise dates of options or, if any option is immediately exercisable in full on its grant date or if the exercisability of the option is accelerated in whole or in part at any time following the grant date, the vesting schedule applicable to the shares of common stock that may be purchased upon exercise of such option, (vii) the effect that termination of employment, consultancy or association with Cubist has on the subsequent exercisability of such option or the recipient's retention of any award of restricted stock, (viii) the extent to which options and restricted stock may be transferred to third parties, and (ix) the authority to approve exercise of options via a promissory note. Each determination, interpretation, or other action made or taken pursuant to the provisions of the Amended and Restated Equity Incentive Plan by the

Compensation Committee is conclusive. Additionally, the Compensation Committee may delegate to the Chief Executive Officer the authority to approve all initial grants to non-officer employees and all promotion-based nonstatutory option grants to non-officer employees. The Board of Directors may at any time, in its discretion, take over any or all functions of the administration of the Amended and Restated Equity Incentive Plan.

        Eligibility.    Options under the Amended and Restated Equity Incentive Plan may be granted only to eligible officers, employees or consultants of Cubist or any of its subsidiaries.

        Shares Subject to the Amended and Restated Equity Incentive Plan and to Outstanding Options.    Approximately 1,630,000 shares of common stock are reserved for issuance under the Amended and Restated Equity Incentive Plan. The maximum number of shares shall increase each January 1 by an amount equal to five percent of Cubist's shares and share equivalents outstanding as of the close of business on the immediately preceding December 31 until our 2006 Annual Meeting of Stockholders. The original NSO Plan did not provide for an annual increase in the maximum number of shares reserved for issuance without action by the Board of Directors. The 1993 Amended and Restated Option Plan, however, pursuant to which nonstatutory options may be awarded, annually adjusts the maximum number of shares reserved for issuance by an amount equal to fifteen percent of the increase in shares outstanding from the previous year. This increase will occur each year until the term of the 1993 Amended and Restated Option Plan expires on May 6, 2003.

        The number of shares of common stock covered by each outstanding option and award of restricted stock under the Amended and Restated Equity Incentive Plan, the option exercise price of each such option, and the repurchase price of each share of restricted stock, as well as the number of shares that may be awarded under the Amended and Restated Equity Incentive Plan, will be proportionately adjusted for any increase or decrease in the number of outstanding shares of common stock by reason of (i) the subdivision (e.g. split-up) or combination of such shares, (ii) any stock dividend payable in shares of common stock, or (iii) any reclassification of outstanding shares of common stock.

        In the event that we are acquired in a non-hostile acquisition, the Board of Directors shall have the authority to terminate all stock options granted pursuant to the Amended and Restated Equity Incentive Plan that remain unexercised at the closing of that transaction. In the event of a reclassification or change of the outstanding shares of common stock or in the event of any consolidation or merger of Cubist with or into another company or in the event of any sale or conveyance to another company or entity of the property of Cubist as a whole or substantially as a whole, then each option outstanding immediately prior to such reclassification, change, consolidation, merger, sale or conveyance shall become exercisable for shares of stock or other securities equivalent in kind and value to those shares of stock or other securities that the holder of such option would have received if he or she had exercised such option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold such shares of stock or other securities (together with all other shares, stock and securities that thereafter would have been issued in respect thereof) to the time of the exercise of such option.

        Formula Grants.    The original NSO Plan provided for automatic grants of stock options to each director upon the date of election and the business day immediately following any annual meeting of stockholders, provided the non-employee director continued to serve as director on such day. The Amended and Restated Equity Incentive Plan does not authorize formula grants. Option grants to directors will be made pursuant to the 2002 Directors' Stock Option Plan, which is discussed in more detail in Proposal 3.

        Grant and Exercise of Options; Exercise Price.    The exercise price of each option will be determined in each case by the Compensation Committee, or, if authorized by the Compensation Committee or the Board, by the Chief Executive Officer with respect to grants to non-officer employees, and need not be the market value of the common stock. The exercisability of each option and its date of termination (which may not be more than ten (10) years after its date of grant) are also established by the Compensation Committee, or by the Chief Executive Officer with respect to grants to non-officer employees, at the time of grant.

        The fair market value of the common stock on any given date is deemed to be equal, under the terms of the Amended and Restated Equity Incentive Plan, to the closing price of a share of common stock on the date in question, as reported on the Nasdaq National Market, or if no trades were reported on such date, the closing price of a share of common stock on the most recent trading day preceding such date on which a trade occurred.

        In its sole discretion, the Compensation Committee may allow a Cubist employee to exercise his/her options with a promissory note.

        UK Grants.    To the extent that it is lawful to do so, options may be granted to employees of Cubist Pharmaceuticals (UK) Ltd. who are residents of the United Kingdom, subject to the condition that an optionee may be responsible to Cubist Pharmaceuticals (UK) Ltd. for any liability for secondary national insurance contributions that arises in connection with the grant of options to the optionee.

        Method of Exercise.    An optionee exercises an option under the Amended and Restated Equity Incentive Plan by giving written notice of exercise to Cubist, accompanied by (i) a check or bank draft payable to the order of Cubist in an amount equal to the aggregate exercise price for the shares of common stock being purchased by the optionee, (ii) shares of common stock having a fair market value equal to the aggregate exercise price for the shares of common stock being purchased by the optionee, or (iii) if authorized by the Compensation Committee, a promissory note payable to Cubist in an amount equal to the aggregate exercise price for the shares of common stock being purchased by the optionee. We will deliver or cause to be delivered to the optionee a certificate for the number of shares then being purchased by such optionee. The original NSO Plan did not permit the payment of the exercise price with a promissory note.

        Upon exercise of any option by an optionee, we have the right to require such optionee to remit to us an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if and to the extent required by law (whether so required to secure for us an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates representing any shares of common stock purchased by such optionee pursuant to such exercise. The Compensation Committee may permit such optionee to satisfy such tax withholding requirements by delivering to us shares of common stock having a fair market value equal to the amount to be withheld.

        In lieu of delivering a check, bank draft, promissory note (if authorized) or other shares of common stock in connection with any exercise of any option, an optionee may, unless prohibited by applicable law, elect to effect payment in connection with such exercise by means of a "cashless" exercise. To effect a cashless exercise, an optionee must include with the written notice of exercise (i) irrevocable instructions to deliver for sale to a registered securities broker acceptable to us a number of shares of common stock subject to the option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price payable with respect to such shares and, if the optionee so elects, the optionee's withholding obligations, if any, with respect to such exercise, together with (ii) irrevocable instructions to such broker to sell such shares and to remit directly to us such aggregate exercise price and, if the optionee has so elected, the amount of such withholding obligations. We will not be required to deliver to such securities broker any stock certificate for such shares until we have received from the broker such aggregate exercise price and, if the optionee has so elected, the amount of such withholding obligations.

        The right of any optionee to exercise an option and the obligation of Cubist to issue shares of common stock upon exercise of such option are subject to compliance with all of the terms of the Amended and Restated Equity Incentive Plan and the applicable stock option agreement evidencing such option. If any law or applicable regulation of the SEC or other body having jurisdiction shall require us or the optionee to take any action in connection with shares being purchased upon exercise of the option, exercise of the option and delivery of the certificate or certificates for such shares will be postponed until completion of the necessary action, which shall be taken at our expense.

        Acceleration of Exercisability.    The Compensation Committee may accelerate the exercisability of any option in whole or in part at any time. Moreover, the Amended and Restated Equity Incentive Plan provides that upon a "Change in Corporate Control" of Cubist, as more fully defined in the Amended and Restated Equity Incentive Plan, (a) each outstanding option will immediately become fully exercisable, and (b) the risk of forfeiture with respect to each award of restricted stock shall expire. A "Change in Corporate Control" includes, among other things, the acquisition by any third party (as hereinafter defined), directly or indirectly, of more than 25% of the common stock outstanding at the time, without the prior approval of our Board of Directors. A "third party" for purposes of the foregoing means any person other than Cubist or a subsidiary or employee benefit plan or trust maintained by Cubist or any of its subsidiaries together with any of such person's "affiliates" and "associates" as defined in Rule 12b-2 under the Exchange Act. The Board of Directors, however, has the discretion to exclude any event, other than a Hostile Change in Corporate Control, as more fully defined in the Amended and Restated Equity Incentive Plan, from being deemed a "Change in Corporate Control." A majority of the members of our incumbent board of directors prior to the acquisition has the discretion to exclude a Hostile Change in Corporate Control from being deemed a "Change in Corporate Control." If the Board of Directors, or a majority of our incumbent directors prior to such Hostile Change in Corporate Control, as the case may be, exercises such discretion, outstanding options shall not accelerate and the risk of forfeiture with respect to awards of restricted stock shall not expire.

        Transferability.    Options and awards of restricted stock under the Amended and Restated Equity Incentive Plan are not transferable, except by will or the laws of descent and distribution or except to the extent authorized and permitted by the Compensation Committee. In granting its authorization and permission to any proposed transfer of a nonstatutory option or an award of restricted stock to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer.

        Termination of Association with Cubist.    If an optionee under the Amended and Restated Equity Incentive Plan ceases to be an employee or consultant of Cubist or its subsidiaries for any reason other than retirement after age 65 or death, any option held by such optionee or a permitted transferee of such optionee may only be exercised, if at all, by such optionee or such permitted transferee, as the case may be, at any time within 90 days after such cessation, but only to the extent exercisable at the time of such cessation and in no event after the expiration of the term of such option. If an optionee retires after age 65 or dies, any option held by such optionee or a permitted transferee of such optionee may be exercised by such optionee, such optionee's executor or administrator or such permitted transferee, as the case may be, at any time within the shorter of the term of such option or 12 months after the date of retirement or death, but only to the extent exercisable at retirement or death. Options that are not exercisable at the time of such cessation, or that are so exercisable but are not exercised within the time periods described above, terminate. Military or sick leave is not deemed a termination provided it does not exceed the longer of 90 days or the period during which the rights of the absent employee or consultant are guaranteed by statute or by contract.

        In the event that the applicable stock option agreement with respect to any option contains specific provisions governing the effect that any such cessation will have on the exercisability of such option or in the event that the Board of Directors or the Compensation Committee at any time adopt specific provisions governing the effect that any such cessation will have on the exercisability of such option, then such provisions will, to the extent they are inconsistent with the Amended and Restated Equity Incentive Plan, control and be deemed to supersede any conflicting provisions of the Amended and Restated Equity Incentive Plan.

        Upon termination of employment or association with Cubist, a recipient of restricted stock shall forfeit all shares of restricted stock subject to return to or repurchase by Cubist. Military or sick leave is not deemed a termination provided it does not exceed the longer of 90 days or the period during which the rights of the absent employee or consultant are guaranteed by statute or by contract.

        Limitation of Rights in Option Stock.    An optionee has no rights as a stockholder merely by holding options which have not been exercised for shares of common stock.

        Limitation of Rights in Awards of Restricted Stock.    A recipient of restricted stock shall have the rights of a stockholder, including the right to vote the shares and the right to receive any cash dividends. The Compensation Committee may, at the time of the award, permit or require the payment of cash dividends to be deferred and, if directed by the Compensation Committee, reinvested in additional restricted stock.

        Term and Termination of the Amended and Restated Equity Incentive Plan.    Awards under the Amended and Restated Equity Incentive Plan may not be granted later than December 15, 2010. The Board of Directors may, at any earlier time, terminate the Amended and Restated Equity Incentive Plan or make such modifications of the Amended and Restated Equity Incentive Plan as it shall deem advisable. No termination or amendment of the Amended and Restated Equity Incentive Plan which (a) reduces the number of shares of stock subject to awards, (b) increases the option price or the purchase price of restricted stock, or (c) changes the vesting schedule of options or the risk of forfeiture for restricted stock, may, without the consent of any recipient of an award under the Amended and Restated Equity Incentive Plan shall theretofore have been granted, adversely affect the rights of the recipient under such award.

        Stock Bonus Awards.    Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Compensation Committee shall deem appropriate. The stock bonus may be awarded in consideration for past services actually rendered to us. Shares of common stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of Cubist in accordance with a vesting schedule to be determined by the Compensation Committee. In the event an individual's continuous service terminates, we may reacquire any or all of the shares of common stock held by the individual that have not vested as of the date of termination under the terms of the stock bonus agreement. Rights to acquire shares of common stock under the stock bonus agreement shall be transferable by the individual only upon such terms and conditions as are set forth in the stock bonus agreement, as the Compensation Committee shall determine in its discretion, so long as common stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement. Upon the grant or vesting of a stock bonus, we have the right to require the recipient to remit to us an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if and to the extent required by law (whether so required to secure for us an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates representing any shares of common stock awarded pursuant to such bonus. The Compensation Committee may permit the recipient to satisfy such tax withholding requirements by delivering to us shares of common stock having a fair market value equal to the amount to be withheld. The original NSO Plan did not expressly permit the issuance of stock bonus awards.

        Purchase of Restricted Stock.    Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Compensation Committee shall deem appropriate. The Compensation Committee shall determine the purchase price which the individual shall pay. The purchase price may be paid in the following ways: (i) a check or bank draft payable to the order of Cubist in an amount equal to the aggregate exercise price for the shares of common stock being purchased, (ii) shares of common stock having a fair market value equal to the aggregate exercise price for the shares of common stock being purchased, or (iii) if authorized by the Compensation Committee, a promissory note payable to us in an amount equal to the aggregate exercise price for the shares of common stock being purchased by provided, however, that at any time that Cubist is incorporated in Delaware, then payment of the common stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment. The original NSO Plan did not expressly permit the issuance of restricted stock.

        The vesting period during which we may repurchase shares acquired under a restricted stock purchase agreement will be determined by the Compensation Committee. Unless provided otherwise, we may repurchase from the holder of restricted stock such restricted stock that has not vested as of the date of termination of the individual's continuous service.

        Upon the purchase or vesting of restricted stock, we have the right to require the purchaser to remit to us an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if and to the extent required by law (whether so required to secure for us an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates representing any shares of common stock awarded pursuant to such bonus. The Compensation Committee may permit the purchaser to satisfy such tax withholding requirements by delivering to us shares of common stock having a fair market value equal to the amount to be withheld.

Federal Tax Consequences to Cubist and to the Recipient of an Option, Stock Bonus or Restricted Stock.

        The following summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations, administrative rulings and judicial decisions construing the provisions of the Code. The Internal Revenue Code is subject to amendment, and to differing administrative or judicial interpretation. This summary describes only the principal tax consequences in the circumstances described and does not take into account special rules that might apply in limited cases (including, without limitation, an optionee or grantee that holds shares other than as a capital asset). Optionees and recipients of stock bonuses and restricted stock under the Amended and Restated Equity Incentive Plan should therefore consult their own tax advisors as to the specific consequences under federal tax law in their particular circumstances, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.

        Grant of Options.    Optionees will not have to report any taxable income when they receive an option under the Amended and Restated Equity Incentive Plan.

        Exercise of Options.    Optionees generally will have to report taxable income upon the exercise of an option. If the exercise price is paid in cash, the optionee will be treated as receiving compensation income in an amount equal to the excess of the value of the shares on the date of exercise of the option over the exercise price. The basis in the shares for purposes of determining taxable gain or loss on any later sale, will then be equal to the exercise price plus the compensation income that was recognized.

        If the exercise price is paid using a promissory note, the tax consequences will generally be the same as those described in the preceding paragraph. Under certain circumstances, however, the terms of a promissory note could cause the optionee to be treated as continuing to hold an unexercised option, until such time as some or all of the balance of the note is paid. Optionees considering an exercise using a promissory note should accordingly consult their own tax advisors regarding the treatment of such an exercise.

        If the exercise price is paid by delivering shares that are already owned by the optionee, the exercise will be treated, in part, as a nontaxable exchange of shares. As in the case of a cash exercise, the optionee will be treated as receiving compensation income in an amount equal to the excess of the value of the shares received, as of the date of exercise of the option, over the exercise price. For the purpose of determining the basis and holding period of the shares received, however, those shares will be divided into two portions. A portion equal in value to the shares exchanged will have a basis equal to the basis of the shares delivered in satisfaction of the exercise price, and will have a holding period that includes the period for which the exchanged shares were held. The remaining shares will have a basis equal to the compensation income that was recognized, and a holding period beginning on the exercise date.

        In the case of a cashless exercise, the optionee will be treated as if he or she had paid the exercise price (and, if applicable, any amount of withholdings due with respect to the exercise) in cash, and had sold a portion of the shares received sufficient, after brokerage commissions, to fund the payment of the exercise price (and, if applicable, any withholdings). As in the case of a cash exercise, the optionee will be treated as receiving compensation income in an amount equal to the excess of the value of the shares received, as of the date of exercise of the option, over the exercise price, and the shares received will have an aggregate basis equal to the sum of the exercise price and the amount of such compensation income. The sale of the shares will generate a short-term capital gain or loss equal to the difference between the amount of cash raised in the sale and the adjusted basis of the shares sold (which will generally be equal to the fair market value of the shares on the exercise date).

        Stock Bonuses.    Unless the shares subject to a stock bonus award are subject to vesting and transferability restrictions as of the date of grant of the stock bonus award, the recipient of a stock bonus award will recognize compensation income at the date of issuance of the stock bonus award in an amount equal to the fair market value of the shares at that date. If the shares subject to a stock bonus award are subject to vesting and transferability restrictions as of the date of grant of the stock bonus award, the recipient will not have taxable income unless he or she makes a valid election under Section 83(b) of the Code. However, as restrictions on shares subject to the stock bonus award lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the recipient generally will recognize compensation income equal to the fair market value of the shares at the date such restrictions lapse. If a purchaser makes a valid election under Section 83(b) with respect to restricted shares subject to a stock bonus award, he or she generally will recognize compensation income at the date of issuance of the stock bonus award in an amount equal to the fair market value of the shares at that date.

        Purchases of Restricted Stock.    On the purchase of restricted stock, the purchaser will not have taxable income unless he or she makes a valid election under Section 83(b) of the Code. However, as restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the purchaser generally will recognize compensation income equal to the excess, if any, of the fair market value of the shares at the date such restrictions lapse over the purchase price paid for the restricted stock. If a purchaser makes a valid election under Section 83(b) with respect to restricted stock, he or she generally will recognize compensation income at the date of issuance of the restricted stock in an amount equal to the excess, if any, of the fair market value of the shares at that date over the purchase price paid.

        Sale of Shares.    An optionee, or a recipient of a stock bonus award or a purchaser of restricted stock, also generally will have to report taxable gain or loss upon the sale or other disposition of the shares received. The amount of gain or loss realized will be measured by the difference between the amount received in the sale or other disposition and the holder's basis in the shares. Any such gain or loss will be a long-term capital gain or loss if the holder has held the shares for more than twelve months, and otherwise will be a short-term capital gain or loss.

        Section 16 Officers and Directors.    Shares acquired upon exercise of an option, or pursuant to a stock bonus or purchase of restricted stock, may be considered subject to a substantial risk of forfeiture for tax purposes for any period during which the sale of such shares at a profit could subject the seller to Section 16(b) liability. The existence of a substantial risk of forfeiture may change some of the tax consequences described above. Holders that are subject to the provisions of Section 16 should consult their own tax advisors regarding the tax consequences of the exercise of an option or the receipt of a stock bonus or restricted stock.

        Company Deductions; Tax Withholding.    We will generally be entitled to deduct a compensation expense equal to the amount of compensation income recognized by an optionee, a recipient of a stock bonus award or a purchaser of restricted stock. We will also be required to report the amount of such compensation to the Internal Revenue Service and, in the case of grants made to an employee, to withhold income and employment taxes based on such compensation. The recipient of the option, stock bonus, or restricted stock is responsible for ensuring that adequate funds are available to us for such withholding. If a recipient's withholding obligation with respect to a stock bonus or purchase of restricted stock is satisfied by the delivery of shares, the recipient will be treated as having sold such shares at their fair market value, giving rise to a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise giving rise to a short-term capital gain or loss. Any loss realized on such a transaction may be subject to disallowance under rules governing wash sales.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE RATIFICATION AND APPROVAL OF THE AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3

RATIFICATION, ADOPTION AND APPROVAL OF
THE 2002 DIRECTORS' STOCK OPTION PLAN

        In March 2002, our Board of Directors approved the adoption of the 2002 Directors' Stock Option Plan, referred to herein as the Directors' Option Plan, subject to stockholder approval. If ratified and approved by the stockholders, up to 175,000 shares of common stock may be issued under the Directors' Option Plan. A copy of the Directors' Option Plan is attached as Appendix B to this Proxy Statement.

Summary of the Directors' Option Plan

        The following description of certain provisions of the Directors' Option Plan, is intended as a summary of such provisions and does not purport to be a complete statement of such provisions or of the Directors' Option Plan or its operation; and such description is qualified in its entirety by reference to the provisions of the Directors' Option Plan and to the forms of stock option agreements evidencing options granted under the Directors' Option Plan.

        Proceeds received by Cubist from the exercise of options under the Directors' Option Plan have been and are to be used for general corporate purposes. The Directors' Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

        Purpose.    The purpose of the Directors' Option Plan is to promote the recruiting and retention of highly qualified directors, to strengthen commonality of interest between directors and stockholders by encouraging stock ownership by outside directors of Cubist and to provide additional incentive for them to promote the success of Cubist's business. Options granted under the Directors' Option Plan are not incentive stock options.

        Administration.    The Directors' Option Plan will be administered by the Compensation Committee. Subject to the provisions of the Directors' Option Plan, the Compensation Committee has complete authority to interpret the Directors' Option Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), and to make all other determinations deemed necessary or advisable by it for the administration of the Directors' Option Plan).

        Eligibility.    Only members of Cubist's Board of Directors who are not employees or officers of Cubist shall be granted options under the Directors' Option Plan.

        Shares Subject to the Directors' Option Plan and to Outstanding Options.    A total of 175,000 shares of common stock are reserved for issuance under the Directors' Option Plan.

        The number of shares of common stock covered by each outstanding option under the Directors' Option Plan and the option exercise price of each such option, as well as the number of shares that may be optioned under the Directors' Option Plan, will be proportionately adjusted for any increase or decrease in the number of outstanding shares of common stock by reason of (i) the subdivision (e.g. split-up) or combination of such shares, (ii) any stock dividend payable in shares of common stock, or (iii) any reclassification of outstanding shares of common stock.

        In the event that we are acquired in a non-hostile acquisition, the Board of Directors shall have the authority to terminate all stock options granted pursuant to the Directors' Option Plan that remain unexercised at the closing of that transaction. In the event of a reclassification or change of the outstanding shares of common stock or in the event of any consolidation or merger of Cubist with or into another company or in the event of any sale or conveyance to another company or entity of the property of Cubist as a whole or substantially as a whole, then each option outstanding immediately prior to such reclassification, change, consolidation, merger, sale or conveyance shall become exercisable for shares of stock or other securities equivalent in kind and value to those shares of stock or other securities that the holder of such option would have received if he or she had exercised such option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold such shares of stock or other securities (together with all other shares, stock and securities that thereafter would have been issued in respect thereof) to the time of the exercise of such option.

        Grant and Exercise of Options; Exercise Price.    Each non-employee director who is elected to the Board of Directors for the first time during the term of the Directors' Option Plan is automatically granted, pursuant to the terms of the Directors' Option Plan itself, and without any action required by such non-employee director, the Compensation Committee or the Board of Directors, on such director's first election date, an option to purchase 15,000 shares of common stock. In addition, each non-employee director that continues to serve as a director at the close of business on the date of the annual meeting of stockholders, is automatically granted pursuant to the terms of the Directors' Option Plan itself (and without any action required by such non-employee director, the Compensation Committee or the Board of Directors), on such business day, a stock option exercisable for 10,000 shares of common stock.

        The exercise price of each formula option is equal to the fair market value of the common stock on the applicable grant date, which is deemed to be equal to the closing price of a share of common stock on such date, as reported on the Nasdaq National Market, or if no trades were reported on such date, the closing price of a share of common stock on the most recent trading day preceding such date on which a trade occurred. The term of each formula option is ten years from the applicable grant date. Initial grants are exercisable in twelve equal quarterly installments, with the first installment becoming exercisable on the last day of the first full fiscal quarter following the grant date and an additional installment becoming exercisable on the last day of each of the eleven successive fiscal quarters following such first fiscal quarter. Annual grants to directors will be exercisable pursuant to a schedule determined by the Board of Directors.

        Method of Exercise.    An optionee exercises an option under the Directors' Option Plan by giving written notice of exercise to us, accompanied by (i) a check or bank draft payable to the order of Cubist in an amount equal to the aggregate exercise price for the shares of common stock being purchased by the optionee, (ii) shares of common stock having a fair market value equal to the aggregate exercise price for the shares of common stock being purchased by the optionee, or (iii) if authorized by the Board of Directors, a promissory note payable to us in an amount equal to the aggregate exercise price for the shares of common stock being purchased by the optionee. We will deliver or cause to be delivered to the optionee a certificate for the number of shares then being purchased by such optionee.

        Upon exercise of any option by an optionee, we have the right to require such optionee to remit to us an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if and to the extent required by law (whether so required to secure for Cubist an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates representing any shares of common stock purchased by such optionee pursuant to such exercise. The Compensation Committee may permit such optionee to satisfy such tax withholding requirements by delivering to us shares of common stock having a fair market value equal to the amount to be withheld.

        In lieu of delivering a check, bank draft or other shares of common stock in connection with any exercise of any option, an optionee may, unless prohibited by applicable law, elect to effect payment in connection with such exercise by means of a "cashless" exercise. To effect a cashless exercise, an optionee must include with the written notice of exercise (i) irrevocable instructions to deliver for sale to a registered securities broker acceptable to us a number of shares of common stock subject to the option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price payable with respect to such shares and, if the optionee further elects, the optionee's withholding obligations, if any, with respect to such exercise, together with (ii) irrevocable instructions to such broker to sell such shares and to remit directly to us such aggregate exercise price and, if the optionee has so elected, the amount of such withholding obligations. We will not be required to deliver to such securities broker any stock certificate for such shares until it has received from the broker such aggregate exercise price and, if the optionee has so elected, the amount of such withholding obligations.

        The right of any optionee to exercise an option and the obligation of Cubist to issue shares of common stock upon exercise of such option are subject to compliance with all of the terms of the Directors' Option Plan and the applicable stock option agreement evidencing such option. If any law or applicable regulation of the SEC or other body having jurisdiction shall require us or the optionee to take any action in connection with shares being purchased upon exercise of the option, exercise of the option and delivery of the certificate or certificates for such shares will be postponed until completion of the necessary action, which shall be taken at our expense.

        Acceleration of Exercisability.    The Compensation Committee may accelerate the exercisability of any option in whole or in part at any time. Moreover, the Directors' Option Plan provides that each outstanding option will immediately become fully exercisable upon a "Change in Corporate Control" of Cubist, as more fully defined in the Directors' Option Plan. A "Change in Corporate Control" includes, among other things, the acquisition by any third party (as hereinafter defined), directly or indirectly, of more than 25% of the common stock outstanding at the time, without the prior approval of our Board of Directors. A "third party" for purposes of the foregoing means any person other than Cubist or a subsidiary or employee benefit plan or trust maintained by Cubist or any of its subsidiaries together with any of such person's "affiliates" and "associates" as defined in Rule 12b-2 under the Exchange Act. The Board of Directors, however, has the discretion to exclude any event, other than a Hostile Change in Corporate Control, as more fully defined in the Directors' Option Plan, from being deemed a "Change in Corporate Control." A majority of our incumbent board of directors prior to the acquisition has the discretion to exclude a Hostile Change in Corporate Control from being deemed a "Change in Corporate Control." If the Board of Directors or a majority of our incumbent directors prior to a Hostile Change in Corporate Control, as the case may be, exercises such discretion, outstanding options shall not accelerate.

        Transferability of Options.    Options under the Directors' Option Plan are not transferable, except by will or the laws of descent and distribution or except to the extent authorized and permitted by the Compensation Committee. In granting its authorization and permission to any proposed transfer of an option to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer.

        Termination of Association with Cubist.    If an optionee under the Directors' Option Plan ceases to be a director of Cubist or its subsidiaries for any reason other than death, any option held by such optionee or a permitted transferee of such optionee may only be exercised, if at all, by such optionee or such permitted transferee, as the case may be, at any time within 90 days after such cessation, but only to the extent exercisable at the time of such cessation and in no event after the expiration of the term of such option. If an optionee dies, any option held by such optionee or a permitted transferee of such optionee may be exercised by such optionee, such optionee's executor or administrator or such permitted transferee, as the case may be, at any time within the shorter of the term of such option or 12 months after the date of retirement or death, but only to the extent exercisable at death. Options that are not exercisable at the time of such cessation, or which are so exercisable but are not exercised within the time periods described above, terminate.

        In the event that the applicable stock option agreement with respect to any option contains specific provisions governing the effect that any such cessation will have on the exercisability of such option or in the event that the Board of Directors, the Compensation Committee or any other committee of the Board of Directors composed of outside directors that are disinterested on the matter at any time adopt specific provisions governing the effect that any such cessation will have on the exercisability of such option, then such provisions will, to the extent they are inconsistent with the Directors' Option Plan, control and be deemed to supersede any conflicting provisions of the Directors' Option Plan.

        Limitation of Rights in Option Stock.    An optionee has no rights as a stockholder merely by holding options which have not been exercised for shares of common stock.

        Term and Termination of the Directors' Option Plan; Amendment.    Options under the Directors' Option Plan may not be granted later than June 30, 2012. The Board of Directors may, at any earlier time, terminate the Directors' Option Plan or make such modifications of the Directors' Option Plan as it shall deem advisable. No termination or amendment of the Directors' Option Plan which (a) reduces the number of shares of stock subject to awards, (b) increases the option price, or (c) changes the vesting schedule, may, without the consent of any recipient of an award under the Directors' Option Plan shall theretofore have been granted, adversely affect the rights of the recipient under such award.

Federal Tax Consequences to Cubist and to the Option Recipient.

        The following summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations, administrative rulings and judicial decisions construing the provisions of the Code. The Internal Revenue Code is subject to amendment, and to differing administrative or judicial interpretation. This summary describes only the principal tax consequences in the circumstances described and does not take into account special rules that might apply in limited cases (including, without limitation, an optionee or grantee that holds shares other than as a capital asset). Optionees should therefore consult their own tax advisors as to the specific consequences under federal tax law in their particular circumstances, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.

        Grant.    Optionees will not have to report any taxable income when they receive an option under the Directors' Option Plan.

        Exercise of Options.    Optionees generally will have to report taxable income upon the exercise of an option. If the exercise price is paid in cash, the optionee will be treated as receiving compensation income in an amount equal to the excess of the value of the shares on the date of exercise of the option over the exercise price. The basis in the shares for purposes of determining taxable gain or loss on any later sale will then be equal to the exercise price plus the compensation income that was recognized.

        If the exercise price is paid using a promissory note, the tax consequences will generally be the same as those described in the preceding paragraph. Under certain circumstances, however, the terms of a promissory note could cause the optionee to be treated as continuing to hold an unexercised option, until such time as some or all of the balance of the note is paid. Optionees considering an exercise using a promissory note should accordingly consult their own tax advisors regarding the treatment of such an exercise.

        If the exercise price is paid by delivering shares that are already owned by the optionee, the exercise will be treated, in part, as a nontaxable exchange of shares. As in the case of a cash exercise, the optionee will be treated as receiving compensation income equal to the excess of the value of the shares received, as of the date of exercise of the option, over the exercise price. For the purpose of determining the basis and holding period of the shares received, however, those shares will be divided into two portions. A portion equal in value to the shares exchanged will have a basis equal to the basis of the shares delivered in satisfaction of the exercise price, and will have a holding period that includes the period for which the exchanged shares were held. The remaining shares will have a basis equal to the compensation income that was recognized, and a holding period beginning on the exercise date.

        In the case of a cashless exercise, the optionee will be treated as if he or she had paid the exercise price (and, if applicable, any amount of withholdings due with respect to the exercise) in cash, and had sold a portion of the shares received sufficient, after brokerage commissions, to fund the payment of the exercise price (and, if applicable, any withholdings). As in the case of a cash exercise, the optionee will be treated as receiving compensation income in an amount equal to the excess of the value of the shares received, as of the date of exercise of the option, over the exercise price, and the shares received will have an aggregate basis equal to the sum of the exercise price and the amount of such compensation income. The sale of the shares will generate a short-term capital gain or loss equal to the difference between the amount of cash raised in the sale and the adjusted basis of the shares sold (which will generally be equal to the fair market value of the shares on the exercise date).

        Sale of Shares.    The optionee also generally will have to report taxable gain or loss upon the sale or other disposition of shares received on exercising an option. The amount of gain or loss realized will be measured by the difference between the amount received on the sale or other disposition and the optionee's basis in the shares. Any such gain or loss will be a long-term capital gain or loss if the optionee has held the shares for more than twelve months, and otherwise will be a short-term capital gain or loss.

        Section 16 Directors.    Shares acquired upon exercise of an option may be considered subject to a substantial risk of forfeiture for tax purposes for any period during which the sale of such shares at a profit could subject the seller to Section 16(b) liability. The existence of a substantial risk of forfeiture may change some of the tax consequences described above. Holders that are subject to the provisions of Section 16 should consult their own tax advisors regarding the tax consequences of the exercise of an option.

        Company Deductions; Tax Withholding.    We will generally be entitled to deduct a compensation expense equal to the amount of compensation income recognized by an optionee. We will also be required to report the amount of such compensation to the Internal Revenue Service and, in the case of options exercised by an employee, to withhold income and employment taxes based on such compensation. The optionee is responsible for ensuring that adequate funds are available to us for such withholding.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE RATIFICATION AND APPROVAL OF THE 2002 DIRECTORS' OPTION PLAN.

CORPORATE PERFORMANCE GRAPH

        The following graph compares the performance of our common stock to the Nasdaq Stock Market (U.S. Companies) Index and to the Nasdaq Biotechnology Index since December 31, 1997. The comparison assumes $100 was invested on December 31, 1997, in our common stock and in each of the foregoing indices and assumes reinvestment of dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On September 25, 1999, in consideration for the performance of services by Alan Watson, our Senior Vice President, Corporate Development, we issued to Dr. Watson 50,000 restricted shares of common stock, at a purchase price of $10.125 per share, the fair market value of the common stock as determined by the Board of Directors. Dr. Watson purchased the shares by executing a promissory note in the amount of $506,250 with a 4% annual interest rate. This note is secured by the 50,000 shares of common stock. The terms of the note provide for the principal and interest be forgiven in three equal installments subject to his continued employment. The first installment was forgiven on September 25, 2000, and the second installment on September 25, 2001. As of March 15, 2002, Dr. Watson is no longer employed by Cubist, and the remainder of the note was forgiven on that date.

        On September 18, 2000, we accepted a promissory note of $250,000 from Scott Rocklage, our Chairman and Chief Executive Officer. This note had an annual interest rate of 6.15%, which would not be charged if the note was repaid by December 31, 2001, and was due on March 31, 2002. The note was repaid on December 31, 2001 and therefore no interest was charged.

        We have adopted a policy that all transactions between Cubist and its officers, directors and affiliates must (i) be approved by a majority of those members of our Board of Directors that are not parties, directly or indirectly through affiliates, to such transactions and (ii) be on terms no less favorable to Cubist than could be obtained from unrelated third parties.

        For a description of certain transactions and certain employment and other arrangements between Cubist and certain of its directors and executive officers, see "Compensation of Directors" and "Executive Employment Agreements."

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Cubist's directors, its executive officers, and any persons holding more than 10% percent of the common stock are required to report their ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by such dates during 2001. To our knowledge, all of these filing requirements were satisfied by our directors, officers and 10% percent holders. In making these statements, Cubist has relied upon the written representations of its directors, officers and its 10% percent holders and copies of the reports that they have filed with the Commission.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed PricewaterhouseCoopers LLP, who have served as Cubist's auditors since 1993, to examine the financial statements of Cubist for the fiscal year 2002. In addition to audit services, PricewaterhouseCoopers LLP also provided certain non-audit services to Cubist in 2001. The Audit Committee has considered whether the provision of these additional services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Audit Fees

        Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") in connection with its audit of the Company's consolidated financial statements as of and for the year ended December 31, 2001 and its limited reviews of the Company's unaudited condensed consolidated interim financial statements were $110,000.

Financial Information Systems Design and Implementation Fees

        During the year ended December 31, 2001, PricewaterhouseCoopers rendered no professional services to the Company in connection with the design and implementation of financial information systems.

All Other Fees

        In addition to the fees described above, aggregate fees of $333,000 were billed by PricewaterhouseCoopers during the year ended December 31, 2001, primarily for the following professional services:

Audit-related services(a)	$273,000
Income tax compliance and related tax services	$60,000

(a)
Audit related fees include fees for issuance of consents and comfort letter, audits and due diligence relating to the acquisition of Terragen Discovery Inc.

STOCKHOLDER PROPOSALS

        All stockholder proposals that are intended to be presented at the 2003 Annual Meeting of Stockholders of Cubist must be received by Cubist no later than December 19, 2002, in order that they be considered for inclusion in the Board of Directors' proxy statement and form of proxy relating to that annual meeting.

OTHER BUSINESS

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

        The Board of Directors knows of no other business to be acted upon at the annual meeting. However, if any other business properly comes before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

        The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting, please sign the proxy and return it in the enclosed envelope, or vote by telephone or on the Internet by following the instructions on the enclosed proxy card.

Appendix A

CUBIST PHARMACEUTICALS, INC.

AMENDED AND RESTATED
2000 EQUITY INCENTIVE PLAN

(adopted by the Board of Directors on March 5, 2002, but effective only upon the ratification and approval thereof by the stockholders of the Company)

        This Amended and Restated Equity Incentive Plan amends and restates the Company's 2000 Nonstatutory Stock Option Plan to read in its entirety as set forth below. As part of this amendment and restatement, the name of the Company's 2000 Nonstatutory Stock Option Plan has been changed to the Amended and Restated 2000 Equity Incentive Plan.

        The options granted under this Amended and Restated 2000 Equity Incentive Plan are not intended to be treated as "incentive stock options" within the meaning of Section 422 of the Code.

          1.    Definitions.    As used in this Amended and Restated 2000 Equity Incentive Plan of Cubist Pharmaceuticals, Inc., the following terms shall have the following meanings:

          1.1.    Accelerate, Accelerated, and Acceleration,    when used with respect to an Option, means that as of the relevant time of reference such Option will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms and, when used with respect to Restricted Stock, means that the Risk of Forfeiture otherwise applicable to such Restricted Stock shall expire with respect to some or all of such Restricted Stock.

          1.2    Award    means the grant or sale pursuant to the Plan of Restricted Stock, Stock Grants or Options.

          1.3.    Award Agreement    means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of an Option or of a grant or sale of Restricted Stock or of a Stock Grant.

          1.4.    Board    means the Company's Board of Directors.

          1.5.    Change in Corporate Control    means (1) the closing of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger or consolidation in which the holders of Stock immediately prior to the merger or consolidation will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger or consolidation as before the merger or consolidation, or (B) any sale, lease, exchange, or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company, or (2) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 100% of the Stock outstanding at the time, with the prior approval of the Board, or (3) a Hostile Change in Corporate Control.

          1.6.    Code    means the United States Internal Revenue Code of 1986, as amended.

          1.7.    Company    means Cubist Pharmaceuticals, Inc., a Delaware corporation.

          1.8.    Compensation Committee    means a committee comprised of two or more Outside Directors, appointed by the Board, and vested by the Board with the power and authority to administer the Plan in accordance with the provisions of Section 5.

          1.9.    Exchange Act    means the Securities Exchange Act of 1934, as amended.

          1.10.    Fair Market Value    means on any date (i) if the Stock is traded on a stock exchange or on the Nasdaq National Market, the closing price on the date in question or, if no trades were reported on such date, the closing price on the most recent trading day preceding such date on which a trade occurred, and (ii) if the Stock is not traded on a stock exchange or on the Nasdaq National Market, the value of a Share on such date as determined by the Board or the Compensation Committee.

          1.11.    Grant Date    means the date as of which an Option is granted, as determined under Section 7.1.

          1.12.    Holder    means, with respect to any Award, (i) the person to whom such Award shall have been granted under the Plan, or (ii) any transferee of such Award to whom such Award shall have been transferred in accordance with the provisions of Sections 7.7, 8.3(e) or8.3(f).

          1.13.    Hostile Change in Corporate Control    means the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Stock outstanding at the time, without the prior approval of the Board.

          1.14.    Incentive Option    means an "incentive stock options" within the meaning of Section 422 of the Code.

          1.15    Incumbent Directors    means, in the case of a Hostile Change in Corporate Control, those individuals who were members of the Company's Board of Directors immediately prior to such Hostile Change in Corporate Control.

          1.16.    Option    means an option granted under the Plan to purchase Shares.

          1.17.    Option Price    means the price paid by an Optionee for a Share upon exercise of an Option.

          1.18.    Optionee    means a person eligible to receive an Option, to whom an Option shall have been granted under the Plan.

          1.19.    Outside Director    shall mean a member of the Board who is not an officer, employee or consultant of the Company or any Subsidiary.

          1.20.    Plan    means this Amended and Restated 2000 Equity Incentive Plan of the Company, as amended from time to time.

          1.21.    Restricted Stock    means an Award pursuant to Section 8 below of shares of Stock subject to restrictions or other forfeiture conditions.

          1.22.    Restriction Period    means the period established by the Compensation Committee and set forth in the applicable Award Agreement during which the Risk of Forfeiture applicable to shares of Restricted Stock remains in effect.

          1.23.    Risk of Forfeiture    means a limitation on the right of the Holder to retain an Award of Restricted Stock, including a right for the Company to reacquire the Shares at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

          1.24.    Retirement    means, with respect to any Optionee that is an employee of the Company, the voluntary retirement of such Optionee as an employee of the Company at any time after age 65 or such earlier age as the Compensation Committee shall determine.

          1.25.    Secondary NIC    means secondary national insurance contributions as defined in the SSCBA.

          1.26.    Securities Act    means the United States Securities Act of 1933, as amended.

          1.27.    Shares    means shares of Stock.

          1.28.    SSCBA    means the Social Security Contributions and Benefit Act 1992 of the United Kingdom.

          1.29.    Stock    means common stock, $.001 par value per share, of the Company.

          1.30.    Stock Equivalent    means as of the date in question, any securities of the Company exercisable, exchangeable or convertible into shares of Stock.

          1.31.    Stock Grant    means an Award pursuant to Section 9 below of shares of Stock not subject to restrictions or other forfeiture conditions.

          1.32.    Subsidiary    means any corporation which qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code.

          1.33.    UK Option    means an Option granted to an employee of the UK Subsidiary who is a resident of the United Kingdom or any Option giving rise to the UK Subsidiary's liability for Secondary NIC.

          1.34.    UK Subsidiary    means Cubist Pharmaceuticals (UK) Ltd., a company organized under the laws of Wales and England.

          2.    Purpose.    This Plan is intended to encourage ownership of Stock by officers, employees and consultants to the Company and its Subsidiaries and to provide additional incentives for them to promote the success of the Company's business. The Plan is not intended to be an incentive stock option plan within the meaning of Section 422 of the Code. None of the Options granted hereunder will be Incentive Options.

          3.    Term of the Plan.    Options may be granted hereunder at any time in the period commencing upon the effectiveness of the Plan pursuant to Section 18 and ending on December 15, 2010.

          4.    Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, at no time shall the number of Shares then outstanding which are attributable to the exercise of Options granted under the Plan, plus the number of Shares then issuable upon exercise of outstanding Options granted under the Plan exceed 1,630,000 Shares, which aggregate number of Shares, automatically and without further action, will increase, effective January 1, 2003, and each January 1 thereafter during the term of the Plan until and including January 1, 2006, by an additional number of Shares equal to five percent (5%) of the total number of Shares of Stock and Stock Equivalents issued and outstanding as of the close of business on the immediately preceding December 31. The Shares of Stock to be issued under the Plan, will be made available, at the discretion of the Compensation Committee, from authorized but unissued Shares or Shares held by the Company in its treasury. If any Option expires, terminates or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited by the recipient, the Shares not purchased by the Optionee or forfeited by the recipient shall again be available for Awards to be granted under the Plan.

          5.    Administration.    Subject to the provisions set forth below in this Section 5, the Plan shall be administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee shall have complete authority, in its discretion, to make or to select the manner of making all needful determinations with respect to each Award to be granted by the Company in addition to any other determination allowed the Compensation Committee under the Plan, including: (a) the officer, employee or consultant to receive such Award; (b) whether the Award will be an Option, Restricted Stock or Stock Grant, (c) the time of granting the Award; (d) the number of Shares subject to the Award; (e) the Option Price of any Option or purchase price of any Award of Restricted Stock; (f) the option period of any Option; (g) the exercise date or dates or, if the Option is immediately exercisable in full on its grant date or if the exercisability of the Option is accelerated by the Compensation Committee in whole or in part at any time following its grant date, the vesting schedule, if any, applicable to the Shares issuable upon the exercise of the Option; (h) the Restriction Period and the terms of the Risk of Forfeiture applicable to an Award of Restricted Stock; (i) the effect of termination of employment, consulting or association with the Company on the subsequent exercisability of the Option or the recipient's retention of any Award of Restricted Stock; and (j) whether the Option or Restricted Stock may be transferred by the Holder to a third party. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by the respective officers, employees and consultants, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Compensation Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Compensation Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Compensation Committee's determinations on the matters referred to in this Section 5 shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto. Notwithstanding anything expressed or implied in the Plan to the contrary, (i) at any time and on any one or more occasions, the Board may itself exercise any of the powers and responsibilities assigned the Compensation Committee under the Plan and when so acting shall have the benefit of all of the provisions of this Plan pertaining to the Compensation Committee's exercise of its authorities hereunder, and (ii) the Compensation Committee may delegate to the Chief Executive Officer of the Company the authority to make Awards under the Plan to employees who are not officers, and to consultants who are not officers, in accordance with guidelines established by the Compensation Committee or the Board at any time and from time to time.

          6.    Eligibility.    An Award may be granted only to an employee, officer or consultant of one or more of the Company and its Subsidiaries. In no event shall the number of Shares covered by Options or other Awards granted under the Plan to any one person in any one calendar year exceed 500,000, as may be adjusted from time to time in accordance with Section 13.

          7.    Options.

          7.1.    Time of Granting Options.    The granting of an Option shall take place at the time specified by the Compensation Committee. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which an Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          7.2.    Option Price.    The Option Price under each Option shall be determined by the Compensation Committee.

          7.3.    Option Period.    The option period under each Option shall be determined by the Compensation Committee.

          7.4.    Vesting.    An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Compensation Committee may determine. Notwithstanding anything in this Section 7 or any applicable Award Agreement to the contrary, in the case of an Option not otherwise immediately exercisable in full, the Compensation Committee may Accelerate the exercisability of such Option in whole or in part at any time. In the event that the Compensation Committee Accelerates the exercisability of any Option in whole or in part at any time, the Compensation Committee may require as a condition precedent to the effectiveness of any such Acceleration that the holder of such Option shall enter into a written agreement with the Company providing, among other things, that the Shares subject to such Option shall, following their issuance upon exercise of such Option, be subject to a repurchase option in favor of the Company upon such terms as the Compensation Committee shall determine in its sole and absolute discretion.

          7.5.    UK Option.    To the extent that it is lawful to do so, a UK Option may be granted subject to a condition that any liability of the UK Subsidiary (as employer of the relevant Optionee) to pay Secondary NIC in respect of the exercise of such UK Option shall be the liability of the relevant Optionee and payable by or recoverable from that Optionee in accordance with Section 12(c) of this Plan, provided that the Compensation Committee may in its discretion at any time or times release the Optionee from this liability or reduce his liability hereunder unless an election in the form envisaged in Paragraph 3B(1) of Schedule 1 to SSCBA has been entered into between the UK Subsidiary and that Optionee and that election (or the legislation which provides for such an election to be effective) does not allow for such an election to be subsequently varied.

          7.6.    Termination of Association with the Company.    Unless the Compensation Committee shall provide otherwise with respect to any Option, if an Optionee ceases to be an employee or consultant of the Company and its Subsidiaries for any reason other than Retirement or death of such Optionee, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee and/or such subsequent Holder at any time within 90 days after the termination of such relationship, but only to the extent exercisable at termination and in no event after the applicable option period. If an Optionee enters Retirement or dies, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee, such subsequent Holder and/or the executor or administrator of such Optionee or such subsequent Holder at any time within the shorter of the applicable option period or 12 months after the date of the Optionee's Retirement or death, but only to the extent exercisable at the time of such Optionee's Retirement or death. Options which are not exercisable at the time of termination of employment or consultancy, as the case may be, between the Company and the Optionee or which are so exercisable but are not exercised within the time periods described above shall terminate. Notwithstanding the foregoing, in the event that (i) the applicable Award Agreement with respect to an Option shall contain specific provisions governing the effect that any such termination shall have on the exercisability of such Option, or (ii) the Board, shall at any time adopt specific provisions governing the effect that any such termination shall have on the exercisability of such Option, then such provisions shall, to the extent that they are inconsistent with the provisions of this Section 7.6, control and be deemed to supersede the provisions of this Section 7.6. For purposes of this Section 7.6, military or sick leave shall not be deemed a termination of employment, provided that it does not exceed the longer of 90 days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

          7.7.    Transferability of Options.    Options shall not be transferable; provided, however, that Options shall be transferable by will or the laws of descent and distribution; and provided, further, that Options may be transferred to a third party if and to the extent authorized and permitted by the Compensation Committee at the time of grant of such Options or at any time thereafter. In granting its authorization and permission to any proposed transfer of an Option to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer, including, without limitation, any conditions or requirements that may be necessary or desirable, in the sole and absolute discretion of the Compensation Committee, to ensure that such proposed transfer complies with applicable securities laws or to prevent the Company, such transferor or such third party transferee from violating or otherwise not be in compliance with applicable securities laws as a result of such transfer. The Compensation Committee may at any time and from time to time delegate to one or more officers of the Company the authority to permit transfers of Options to third parties pursuant to this Section 7.7, which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Compensation Committee at any time and from time to time. The restrictions on transferability set forth in this Section 7.7 shall in no way preclude any Holder from effecting "cashless" exercises of an Option pursuant to, and in accordance with, Section 7.8(b) hereof.

          7.8.    Exercise of Option.

            (a)  An Option may be exercised only by giving written notice, in the manner provided in Section 17 hereof, specifying the number of Shares as to which the Option is being exercised, accompanied (except as otherwise provided in paragraphs (b) and (c) of this Section 7.8) by full payment for such Shares in the form of a check or bank draft payable to the order of the Company or other Shares with a current Fair Market Value equal to the Option Price of the Shares to be purchased. Receipt by the Company of such notice and payment shall constitute the exercise of the Option or a part thereof. Upon receipt by the Company of any such notice of exercise with respect to a UK Option, the Company shall immediately deliver a copy thereof to the UK Subsidiary (as employer of the relevant Optionee). Subject to the provisions of the Plan (including, without limitation, Sections 10, 11 and 12) or any applicable Award Agreement, within 30 days after receipt of such notice and payment, the Company shall deliver or cause to be delivered to the Holder a certificate or certificates for the number of Shares then being purchased by the Holder. Such Shares shall be fully paid and nonassessable.

            (b)  In lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 7.8, a Holder may, unless prohibited by applicable law, elect to effect payment by including with the written notice referred to in paragraph (a) of this Section 7.8 irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company that number of Shares subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price of such Option and, if the Holder further elects, the withholding obligations of the Optionee and/or such Holder pursuant to Section 12 with respect to such exercise, together with irrevocable instructions to such broker to sell such Shares and to remit directly to the Company such aggregate exercise price and, if the Holder has so elected, the amount of such withholding obligation. The Company shall not be required to deliver to such securities broker any stock certificate for such Shares until it has received from the broker such exercise price and, if the Holder has so elected, the amount of such withholding obligation.

            (c)  The Compensation Committee shall have complete authority, in its discretion, to permit the Holder, in lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 7.8, to effect payment by executing and delivering to the Company a promissory note in the aggregate principal amount of the Option Price of the Shares to be purchased. The promissory note shall be upon the terms and conditions (including, without limitation, collateral security) acceptable to the Compensation Committee.

            (d)  The right of the Holder to exercise an Option pursuant to any provision of this Section 7.8, and the obligation of the Company to issue Shares upon any exercise of an Option pursuant to this Section 7.8, is subject to compliance with all of the other provisions of the Plan (including, without limitation, Sections 10, 11 and 12) or any applicable Award Agreement.

          7.9    Limitation of Rights in Stock.    A Holder shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares covered by an Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Holder or his agent.

          8.    Restricted Stock

          8.1.    Provision for Grant.    Shares of Restricted Stock may be issued either alone or in addition to other Options granted under the Plan at such price, if any, as the Compensation Committee may determine. The Compensation Committee shall condition the grant of Restricted Stock upon the completion of additional service, attainment of specified performance goals or such other factors as the Compensation Committee may determine.

          8.2    Awards and Certificates.    The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award, has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

          8.3    Additional Terms and Conditions.    Grants of Restricted Stock may be made under the following additional terms and conditions and such other terms and conditions, not inconsistent with the terms of the Plan, as the Compensation Committee may prescribe:

            (a)    Purchase Price.    Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, promissory notes, other property or services, as is determined by the Compensation Committee. Any promissory note delivered in connection with the purchase of Restricted Stock shall be upon the terms and conditions (including, without limitation, collateral security) acceptable to the Compensation Committee.

            (b)    Acceptance of Awards.    Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Compensation Committee may specify at grant) after the Award date, by executing an Award Agreement for Restricted Stock and paying whatever price (if any) is required pursuant to the terms of the Award.

            (c)    Issuance of Certificates.    Subject to subsection (d) below, each Holder receiving an Award of Restricted Stock shall be issued a stock certificate in respect of the shares of Stock covered by such Award of Restricted Stock. Such certificate shall be registered in the name of such Holder, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

        The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Cubist Pharmaceuticals, Inc. Amended and Restated 2000 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Cubist Pharmaceuticals, Inc. Copies of such Plan and Agreement are on file in the offices of Cubist Pharmaceuticals, Inc. at 65 Hayden Avenue, Lexington, Massachusetts 02421.

            (d)    Escrow of Shares.    The Compensation Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by an officer of the Company, the designated escrow agent, until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

            (e)    Restrictions and Restriction Period.    During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions, related to the performance of service, Company or Subsidiary performance or otherwise, as the Compensation Committee may determine. Any such Risk of Forfeiture may be waived or terminated, in whole or in part, and/or the Restriction Period shortened, at any time by the Compensation Committee on such basis as it deems appropriate.

            (f)    Transferability.    Upon any permitted transfer of shares of Restricted Stock without violating any restriction on transfer imposed pursuant to Section 8(e), such shares shall remain subject to any applicable terms, provisions, restrictions and limitations of such Restricted Stock, including any applicable restriction on transfer and Risk of Forfeiture.

            (g)    Rights Pending Lapse of Restrictions or Forfeiture of Award.    Except as provided in this subsection (g) and subsections (e) and (f) above, the Holder shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Compensation Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Compensation Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

            (h)    Effect of Termination Of Employment Or Association.    Unless otherwise determined by the Compensation Committee (either at the time of grant of the Award or at any time thereafter) and subject to the applicable provisions of the Award Agreement and this Section 8, upon termination of a Holder's employment or other association with the Company and its Subsidiaries for any reason during the Restriction Period including on an entity ceasing to be a Subsidiary of the Company, all shares still subject to the Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of 90 days or the period during which the absent optionee's reemployment rights, if any, are guaranteed by statute or by contract.

          8.4    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Holder promptly if not theretofore so delivered.

          9.    Stock Grants.    In recognition of significant contributions to the success of the Company or its Subsidiaries, in lieu of compensation otherwise already due and in such other limited circumstances as the Compensation Committee deems appropriate, shares of Stock may be issued either alone or in addition to other Awards granted under the Plan at such price, if any, as the Compensation Committee may determine. Stock Grant Awards shall be made without forfeiture conditions of any kind and otherwise pursuant to such terms and conditions as the Compensation Committee may determine.

          10.    Restrictions on Issue of Shares.

            (a)  Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company the issuance of Shares covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such Shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

              (1)  the Shares are at the time of the issue of such Shares effectively registered under the Securities Act; or

              (2)  the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel or a no-action letter, each in form and substance reasonably satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

    The Company shall make all reasonable efforts to bring about the occurrence of said events.

            (b)  If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares with respect to which an Award shall have been granted, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

            (c)  All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Compensation Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Compensation Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          11.    Purchase for Investment.

            (a)  Without limiting the generality of Section 10 hereof, if the Shares to be issued pursuant to Awards granted under the Plan have not been effectively registered under the Securities Act, the Company shall be under no obligation to issue any Shares covered by any

    Award unless the Holder shall have made such written representations and covenants to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of ensuring that the issuance of such Shares will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to written representations that the Holder is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Shares.

            (b)  Each Share to be issued pursuant to Awards granted pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 11 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such Shares of Stock.

          12.    Withholding; Notice of Disposition of Stock Prior to Expiration of Specified Holding Period.

            (a)  Whenever Shares are to be issued in satisfaction of an Award granted hereunder, the Company shall have the right to require the recipient of such Award and/or any subsequent Holder to remit to the Company an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if, when and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such Shares. The obligations of the Company under the Plan shall be conditional on such payment and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

            (b)  The Compensation Committee may, at or after grant, permit the recipient and/or subsequent Holder to satisfy any tax withholding requirements pertaining to the issuance of Shares to satisfy an Award by delivery to the Company of Shares (including, without limitation, Shares retained from the exercise or grant of the Award that is creating the tax obligation) having a value equal to the amount to be withheld. The value of Shares to be so delivered shall be based on the Compensation Committee's determination of the Fair Market Value of a Share on the date the amount of tax to be withheld is to be determined.

            (c)  If a UK Option is exercised and the Optionee is required under Section 7.5 hereof to either bear the cost of all or part of the Secondary NIC or to enter into an election in the form envisaged in Paragraph 3B(1) of Schedule 1 to SSCBA, then the Optionee shall by having delivered a notice of exercise with respect to such UK Option be deemed to have granted to the UK Subsidiary (as employer of the relevant Optionee) the irrevocable authority, as agent of the Optionee and on his behalf, to sell or procure the sale of sufficient Shares subject to such UK Option so that the net proceeds payable to the UK Subsidiary are so far as possible equal to but not less than the amount of the Secondary NIC which the Optionee is liable for and the UK Subsidiary shall account to the Optionee for any balance. No Shares subject to any such UK Option shall be issued to the Optionee until the UK Subsidiary has received payment of the amount of Secondary NIC for which such Optionee is liable as a result of the exercise of such UK Option.

          13.    Adjustment Provisions.

          13.1    Adjustment for Corporate Actions.    All of the share numbers set forth in the Plan reflect the capital structure of the Company as of March 5, 2002. If subsequent to such date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities or property (including cash), or if subsequent to such date additional shares or new or different shares or other securities or property (including cash) are distributed with respect to or in exchange for shares of Common Stock or other securities upon the merger, consolidation, sale of all or substantially all the property or assets of the Company, sale of all of the outstanding Common Stock of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to shares of Common Stock, or other securities, (each of the foregoing events an "Adjustment Event") an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares or other securities subject to the provisions of Section 4, (ii) the numbers and kinds of shares or other securities or property (including cash) subject to the then outstanding Options and Restricted Stock Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right. Without limiting the generality of the foregoing provisions of this Section 13.1, upon the occurrence of an Adjustment Event, Holders of Options outstanding immediately prior to such Adjustment Event shall upon exercise of such Options at any time following such Adjustment Event be entitled to receive the shares of stock, other securities or property (including cash) that such Holders would have received as a result of such Adjustment Event if such Holders had exercised such Options immediately prior to such Adjustment Event. The provisions of this Section 13.1 (including, without limitation, the immediately preceding sentence) shall apply successively with respect to multiple Adjustment Events that occur over time.

          13.2    Change in Corporate Control.    Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of a Change in Corporate Control (a) any then Restricted Stock shall Accelerate, and (b) any then outstanding Options shall Accelerate. For the purposes of the preceding sentence, (i) in the case of a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to exclude such Change in Corporate Control from the application of the provisions of the immediately preceding sentence, and (ii) in the case of a Hostile Change in Corporate Control, a majority of the Incumbent Directors prior to such Hostile Change in Corporate Control shall have the discretion to exclude such Change in Corporate Control from the application of the provisions of the immediately preceding sentence. To the extent Options are not assumed, substituted or replaced upon a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to terminate such outstanding Options to the extent not exercised prior to or simultaneously with such Change in Corporate Control. Upon a Change in

  Corporate Control, each outstanding Option will be appropriately adjusted simultaneously with such Change in Corporate Control in accordance with Section 13.1.

          13.3    Dissolution or Liquidation.    Upon dissolution or liquidation of the Company, each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

          13.4    Related Matters.    Any adjustment in Awards made pursuant to this Section 13 shall be determined and made, if at all, by the Compensation Committee and shall include any correlative modification of terms, including of Option Prices, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Compensation Committee may deem necessary or appropriate so as to ensure the rights of the Holders in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 13. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

          14.    Reservation of Stock.    The Company shall at all times during the term of the Plan and, without duplication, of any outstanding Options reserve or otherwise keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan (if not then terminated) and such outstanding Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

          15.    No Special Employment or Other Rights.    Any Stock issued pursuant to Awards shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation, and the By-laws of the Company, if any. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Subsidiary), or interfere in any way with the right of the Company (or any Subsidiary), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment, consulting or advisory relationship or to increase or decrease the compensation of the recipient of an Award from the rate in existence at the time of the grant of an Award.

          16.    Termination and Amendment of the Plan.    The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Any termination of the Plan shall not affect the terms of any Award outstanding on the date of such termination. Unless the Board otherwise expressly provides and except to the extent otherwise provided in the next sentence, amendments of the Plan shall apply to all Awards outstanding on the date of such amendments to the same extent as if such amendments had been in effect at the time that each of such outstanding Awards were made or granted. Notwithstanding the foregoing, no amendment of the Plan may, without the consent of any recipient of an Award outstanding on the date of such amendment, (i) reduce the number of shares of Stock subject to such Award, (ii) increase the Option Price or the purchase price, as the case may be, of such Award, or (iii) change the vesting schedule or the Risk of Forfeiture, as the case may be, of such Award in a manner that adversely affects the rights of the recipient under such Award. The Compensation Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, and provided, further, that no such amendment of such Award may, without the consent of any recipient of such Award hereunder, (x) reduce the number of shares of Stock subject to such Award, (y) increase the Option Price or the purchase price, as the case may be, of such Award, or (z) change the vesting schedule or the Risk of Forfeiture, as the case may be, of such Award in a manner that adversely affects the rights of the recipient under such Award.

          17.    Notices and Other Communications.    All notices and other communications required or permitted under the Plan shall be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested (a) if to the Holder, at his or her residence address last filed with the Company, and (b) if to the Company, at 65 Hayden Avenue, Lexington, Massachusetts 02421, Attention: General Counsel or to such other persons or addresses as the Holder or the Company may specify by a written notice to the other from time to time. Copies of all notices sent to any Holder that is not the recipient of an Award shall also be sent to the Holder in the manner set forth in this Section 17.

          18.    Effectiveness.    The Plan, originally called the 2000 Nonstatutory Stock Option Plan, was originally adopted on December 15, 2000 by the Board. The Plan was amended and restated by the Board on March 5, 2002, and the Plan, as so amended and restated, was ratified and approved by the stockholders of the Company on [                             ,         ].

Appendix B

CUBIST PHARMACEUTICALS, INC.

2002 DIRECTORS' STOCK OPTION PLAN

(adopted by the Board of Directors on March 5, 2002, but effective only upon the ratification and approval thereby by the stockholders of the Company)

        The options granted under this 2002 Directors' Stock Option Plan are not intended to be treated as "incentive stock options" within the meaning of Section 422 of the Code.

          1.    Definitions.    As used in this 2002 Directors' Stock Option Plan of Cubist Pharmaceuticals, Inc., the following terms shall have the following meanings:

          1.1.    Accelerate, Accelerated, and Acceleration,    means that as of the relevant time of reference such Option will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms.

          1.2.    Board    means the Company's Board of Directors.

          1.3.    Change in Corporate Control    means (1) the closing of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger or consolidation in which the holders of Stock immediately prior to the merger or consolidation will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger or consolidation as before the merger or consolidation, or (B) any sale, lease, exchange, or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company, or (2) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 100% of the Stock outstanding at the time, with the prior approval of the Board, or (3) a Hostile Change in Corporate Control.

          1.4.    Code    means the United States Internal Revenue Code of 1986, as amended.

          1.5.    Company    means Cubist Pharmaceuticals, Inc., a Delaware corporation.

          1.6.    Compensation Committee    means a committee comprised of two or more Outside Directors, appointed by the Board, and vested by the Board with the power and authority to administer the Plan in accordance with the provisions of Section 5.

          1.7.    Exchange Act    means the Securities Exchange Act of 1934, as amended.

          1.8.    Eligible Director    means a director of one or more of the Company and its Subsidiaries who is not also an employee or officer of one or more of the Company and its Subsidiaries.

          1.9.    Fair Market Value    means on any date (i) if the Stock is traded on a stock exchange or on the Nasdaq National Market, the closing price on the date in question or, if no trades were reported on such date, the closing price on the most recent trading day preceding such date on which a trade occurred, and (ii) if the Stock is not traded on a stock exchange or on the Nasdaq National Market, the value of a Share on such date as determined by the Board or the Compensation Committee.

          1.10.    Grant Date means    the date as of which an Pption is granted.

          1.11.    Holder    means, with respect to any Option, (i) the Optionee to whom such Option shall have been granted under the Plan, or (ii) any transferee of such Option to whom such Option shall have been transferred in accordance with the provisions of Section 13.

          1.12.    Hostile Change in Corporate Control    means the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Stock outstanding at the time, without the prior approval of the Board.

          1.13.    Incentive Option    means an "incentive stock option" within the meaning of Section 422 of the Code

          1.14    Incumbent Directors    means, in the case of a Hostile Change in Corporate Control, those individuals who were members of the Board of Directors immediately prior to such Hostile Change in Corporate Control.

          1.15.    Option    means an option granted under the Plan to purchase Shares.

          1.16.    Option Agreement    means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

          1.17.    Option Price    means the price paid by an Optionee for a Share upon exercise of an Option.

          1.18.    Optionee    means a person eligible to receive an Option, to whom an Option shall have been granted under the Plan.

          1.19.    Outside Director    shall mean a member of the Board who is not an officer, employee or consultant of the Company or any Subsidiary.

          1.20.    Plan    means this 2002 Directors' Stock Option Plan of the Company, as amended from time to time.

          1.21.    Securities Act    means the United States Securities Act of 1933, as amended.

          1.22.    Shares    means shares of Stock.

          1.23.    Stock    means common stock, $.001 par value per share, of the Company.

          1.24.    Subsidiary    means any corporation which qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code.

          2.    Purpose.    This Plan is intended to promote the recruiting and retention of highly qualified Eligible Directors, to strengthen commonality of interest between directors and stockholders by encouraging ownership of Stock by Eligible Directors, and to provide additional incentives for

  Eligible Directors to promote the success of the Company's business. The Plan is not intended to be an incentive stock option plan within the meaning of Section 422 of the Code. None of the Options granted hereunder will be Incentive Options.

          3.    Term of the Plan.    Options may be granted hereunder at any time in the period commencing upon the effectiveness of the Plan pursuant to Section 19 and ending on June 30, 2012.

          4.    Stock Subject to the Plan.    Subject to the provisions of Section 14 of the Plan, at no time shall the number of Shares then outstanding which are attributable to the exercise of Options granted under the Plan, plus the number of Shares then issuable upon exercise of outstanding Options granted under the Plan exceed 175,000 Shares. The shares of Stock to be issued under the Plan, will be made available, at the discretion of the Compensation Committee, from authorized but unissued Shares or Shares held by the Company in its treasury. If any Option expires, terminates or is cancelled for any reason without having been exercised in full, the Shares not purchased by the Optionee shall again be available for Options to be granted under the Plan.

          5.    Administration.    The Plan shall be administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Compensation Committee's determinations on the matters referred to in this Section 5 shall be final, binding and conclusive on all persons having or claiming an interest under the Plan or an Option made pursuant hereto. Notwithstanding anything expressed or implied in the Plan to the contrary, at any time and on any one or more occasions, the Board may itself exercise any of the powers and responsibilities assigned the Compensation Committee under the Plan and when so acting shall have the benefit of all of the provisions of this Plan pertaining to the Compensation Committee's exercise of its authorities hereunder.

          6.    Eligibility.    Only Eligible Directors shall be granted Options under the Plan.

          7.    Options.

          7.1.    Directors Elected For First Time.    Subject to the Plan's effectiveness as set forth in Section 19, each Eligible Director who is elected to the Board during the term of the Plan (whether elected at an annual or special stockholders' meeting or by action of the Board or written consent of stockholders without a meeting), and who prior to such election was never previously a member of the Board, shall be granted, on the date of such meeting or other appointment, an Option to purchase 15,000 Shares. Subject to Sections 9, 10 and 11, grants of Options under this Section 7.1 occur automatically without any action being required of the Optionee, the Compensation Committee, the Board, the Company or any other person, entity or body.

          7.2.    Annual Grants.    Subject to the Plan's effectiveness as set forth in Section 19, on the date of each annual meeting of stockholders of the Company commencing with the 2003 Annual Meeting of Stockholders of the Company, each Eligible Director who continues to be a director of the Company as of the close of business on the date of such annual meeting of stockholders shall be granted an Option on such business day, to purchase 10,000 Shares. Subject to Sections 9, 10 and 11, grants of Options under this Section 7.2 occur automatically without any action being required of the Optionee, the Compensation Committee, the Board, the Company or any other person, entity or body.

          7.3.    Certain Terms of Options.    Each Option granted to an Optionee under this Section 7 shall have an exercise price equal to 100% of the Fair Market Value of the Stock on the applicable Grant Date. No Option granted pursuant to this Section 7 is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. The grants shall be evidenced by Option Agreements containing provisions that are in all respects consistent with this Section 7. All of such Option Agreements shall contain identical terms and conditions, except as otherwise required or permitted by this Section 7.

          7.4.    Option Period.    The option period for any Option granted pursuant to this Section 7 shall be ten years from the date of grant.

          7.5.    Exercisability.    Each Option granted to an Eligible Director pursuant to Section 7.1 hereof (a "Section 7.1 Option") shall become exercisable in twelve (12) equal quarterly installments, with the first installment becoming exercisable on the last day of the first full fiscal quarter following the Grant Date applicable to such Section 7.1 Option and an additional installment becoming exercisable on the last day of each of the eleven successive fiscal quarters following such first fiscal quarter; provided, however, that if the Optionee with respect to such Section 7.1 Option shall cease to be a director of the Company, then, notwithstanding anything in this Section 7.5 to the contrary and subject to Sections 7.6 and 12 hereof, such Section 7.1 Option shall thereafter be exercisable only with respect to those of such installments for which such Section 7.1 Option is exercisable, pursuant to this Section 7.5, at the time of such cessation. Each Option granted to an Eligible Director pursuant to Section 7.2 hereof (a "Section 7.2 Option") shall be exercisable according to a schedule determined by the Board in its sole discretion (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5), provided, however, that if the Optionee with respect to such Section 7.2 Option shall cease to be a director of the Company, then, subject to Sections 7.6 and 12 hereof, such Section 7.2 Option shall thereafter be exercisable only with respect to those of such installments for which such Section 7.2 Option is exercisable, pursuant to this Section 7.5, at the time of such cessation.

          7.6.    Certain Modifications of Options.    Notwithstanding anything in this Section 7 or any applicable Option Agreement to the contrary, in the case of an Option not otherwise immediately exercisable in full, the Compensation Committee may accelerate the exercisability of such Option in whole or in part at any time. In the event that the Committee accelerates the exercisability of any Option in whole or in part at any time, the Compensation Committee may require as a condition precedent to the effectiveness of any such acceleration that the holder of such Option shall enter into a written agreement with the Company providing, among other things, that the Shares subject to such Option shall, following their issuance upon exercise of such Option, be subject to a repurchase option in favor of the Company upon such terms as the Compensation Committee shall determine in its sole and absolute discretion.

          8.    Exercise of Option.

            (a)  An Option may be exercised only by giving written notice, in the manner provided in Section 18 hereof, specifying the number of Shares as to which the Option is being exercised, accompanied (except as otherwise provided in paragraphs (b) and (c) of this Section 8) by full payment for such Shares in the form of a check or bank draft payable to the order of the Company or other Shares with a current Fair Market Value equal to the Option Price of the Shares to be purchased. Receipt by the Company of such notice and payment shall constitute the exercise of the Option or a part thereof. Subject to the provisions of the Plan (including, without limitation, Sections 9, 10 and 11) or any applicable Option Agreement, within 30 days after receipt of such notice and payment, the Company shall deliver or cause to be delivered to the Holder a certificate or certificates for the number of Shares then being purchased by the Holder. Such Shares shall be fully paid and nonassessable.

            (b)  In lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 8, a Holder may, unless prohibited by applicable law, elect to effect payment by including with the written notice referred to in paragraph (a) of this Section 8 irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company that number of Shares subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price of such Option and, if the Holder further elects, the withholding obligations of the Optionee and/or such Holder pursuant to Section 11 with respect to such exercise, together with irrevocable instructions to such broker to sell such Shares and to remit directly to the Company such aggregate exercise price and, if the Holder has so elected, the amount of such withholding obligation. The Company shall not be required to deliver to such securities broker any stock certificate for such Shares until it has received from the broker such exercise price and, if the Holder has so elected, the amount of such withholding obligation.

            (c)  The Compensation Committee shall have complete authority, in its discretion, to permit the Holder, in lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 8, to effect payment by executing and delivering to the Company a promissory note in the aggregate principal amount of the Option Price of the Shares to be purchased. The promissory note shall be upon the terms and conditions (including, without limitation, collateral security) acceptable to the Compensation Committee.

            (d)  The right of the Holder to exercise an Option pursuant to any provision of this Section 8, and the obligation of the Company to issue Shares upon any exercise of an Option pursuant to this Section 8, is subject to compliance with all of the other provisions of the Plan (including, without limitation, Sections 9, 10 and 11) or any applicable Option Agreement.

          9.    Restrictions on Issue of Shares.

            (a)  Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company the issuance of Shares covered by the exercise of any Option may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such Shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

            (1)  the Shares with respect to which such Option has been exercised are at the time of the issue of such Shares effectively registered under the Securities Act; or

            (2)  the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel or a no-action letter, each in form and substance reasonably satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.
    The Company shall make all reasonable efforts to bring about the occurrence of said events.

            (b)  If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares with respect to which an Option shall have been granted, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Holder, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

            (c)  All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Compensation Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Compensation Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          10.    Purchase for Investment.

            (a)  Without limiting the generality of Section 9 hereof, if the Shares to be issued upon exercise of an Option granted under the Plan have not been effectively registered under the Securities Act, the Company shall be under no obligation to issue any Shares covered by any Option unless the person who exercises such Option, in whole or in part, shall have made such written representations and covenants to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of ensuring that the issuance of such Shares will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to written representations that the Optionee is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Shares.

            (b)  Each Share to be issued pursuant to Options granted pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 10 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such Shares of Stock.

          11.    Withholding; Notice of Disposition of Stock Prior to Expiration of Specified Holding Period.

            (a)  Whenever Shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee and/or any subsequent Holder to remit to the Company an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if, when and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such Shares. The obligations of the Company under the Plan shall be conditional on such payment and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

            (b)  The Compensation Committee may, at or after grant, permit an Optionee and/or subsequent Holder to satisfy any tax withholding requirements pertaining to the exercise of an Option by delivery to the Company of Shares (including, without limitation, Shares retained from the Option exercise that is creating the tax obligation) having a value equal to the amount to be withheld. The value of Shares to be so delivered shall be based on the Compensation Committee's determination of the Fair Market Value of a Share on the date the amount of tax to be withheld is to be determined.

          12.    Termination of Association with the Company.    If an Optionee ceases to be a director of the Company, and if applicable, its Subsidiaries, for any reason other than death of such Optionee, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee and/or such subsequent Holder at any time within 90 days after the termination of such relationship, but only to the extent exercisable at termination and in no event after the applicable option period. If an Optionee dies, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee, such subsequent Holder and/or the executor or administrator of such Optionee or such subsequent Holder at any time within the shorter of the applicable option period or 12 months after the date of the Optionee's death, but only to the extent exercisable at the time of such Optionee's death. Options which are not exercisable at the time of termination between the Company and the Optionee or which are so exercisable but are not exercised within the time periods described above shall terminate. Notwithstanding the foregoing, in the event that (i) the applicable Option Agreement with respect to an Option shall contain specific provisions governing the effect that any such termination shall have on the exercisability of such Option, or (ii) the Board, shall at any time adopt specific provisions governing the effect that any such termination shall have on the exercisability of such Option, then such provisions shall, to the extent that they are inconsistent with the provisions of this Section 12, control and be deemed to supersede the provisions of this Section 12.

          13.    Transferability of Options.    Options shall not be transferable; provided, however, that Options shall be transferable by will or the laws of descent and distribution; and provided, further, that Options may be transferred to a third party if and to the extent authorized and permitted by the Compensation Committee at the time of grant of such Options or at any time thereafter. In granting its authorization and permission to any proposed transfer of an Option to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer, including, without limitation, any conditions or requirements that may be necessary or desirable, in the sole and absolute discretion of the Compensation Committee, to ensure that such proposed transfer complies with applicable securities laws or to prevent the Company, such transferor or such third party transferee from violating or otherwise not be in compliance with applicable securities laws as a result of such transfer. The Compensation Committee may at any time and from time to time delegate to one or more officers of the Company the authority to permit transfers of Options to third parties pursuant to this Section 13, which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Compensation Committee at any time and from time to time.. The restrictions on transferability set forth in this Section 13 shall in no way preclude any Holder from effecting "cashless" exercises of an Option pursuant to, and in accordance with, Section 8(b) hereof.

          14.    Adjustment Provisions.

          14.1    Adjustment for Corporate Actions.    All of the share numbers set forth in the Plan reflect the capital structure of the Company as of March 5, 2002. If subsequent to such date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities or property (including cash), or if subsequent to such date additional shares or new or different shares or other securities or property (including cash) are distributed with respect to or in exchange for shares of Common Stock or other securities upon the merger, consolidation, sale of all or substantially all the property or assets of the Company, sale of all of the outstanding Common Stock of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to shares of Common Stock, or other securities, (each of the foregoing events an "Adjustment Event") an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares or other securities subject to the provisions of Section 4, (ii) the numbers and kinds of shares or other securities or property (including cash) subject to the then outstanding Options, and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable). Without limiting the generality of the foregoing provisions of this Section 13.1, upon the occurrence of an Adjustment Event, Holders of Options outstanding immediately prior to such Adjustment Event shall upon exercise of such Options at any time following such Adjustment Event be entitled to receive the shares of stock, other securities or property (including cash) that such Holders would have received as a result of such Adjustment Event if such Holders had exercised such Options immediately prior to such Adjustment Event. The provisions of this Section 14.1 (including, without limitation, the immediately preceding sentence) shall apply successively with respect to multiple Adjustment Events that occur over time.

          14.2    Change in Corporate Control.    Subject to any provisions of then outstanding Options granting greater rights to the holders thereof, in the event of a Change in Corporate Control, any then outstanding Options shall Accelerate. For the purposes of the preceding sentence, (i) in the case of a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to exclude such Change in Corporate Control from the application of the provisions of the immediately preceding sentence, and (ii) in the case of a Hostile Change in Corporate Control, a majority of the Incumbent Directors prior to such Hostile Change in Corporate Control shall have the discretion to exclude such Change in Corporate Control from the application of the provisions of the immediately preceding sentence. To the extent Options are not assumed, substituted or replaced upon a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to terminate such outstanding Options to the extent not exercised prior to or simultaneously with such Change in Corporate Control. Upon a Change in Corporate Control, each outstanding Option will be appropriately adjusted simultaneously with such Change in Corporate Control in accordance with Section 14.1.

          14.3    Dissolution or Liquidation.    Upon dissolution or liquidation of the Company each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

          14.4    Related Matters.    Any adjustment in Options made pursuant to this Section 14 shall be determined and made, if at all, by the Compensation Committee and shall include any correlative modification of terms, including of Option Prices, which the Compensation Committee may deem necessary or appropriate so as to ensure the rights of the Holders are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 14. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

          15.    Reservation of Stock.    The Company shall at all times during the term of the Plan and, without duplication, of any outstanding Options reserve or otherwise keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan (if not then terminated) and such outstanding Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

          16.    Limitation of Rights in Stock; No Special Employment or Other Rights.    A Holder shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares covered by an Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Holder or his agent. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation, and the By-laws of the Company, if any. Nothing contained in the Plan or in any Option shall confer upon any Optionee any right with respect to the continuation of his or her retention as a director to the Company (or any Subsidiary), or interfere in any way with the right of the Company (or any Subsidiary), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such directorship or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

          17.    Termination and Amendment of the Plan.    The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Any termination of the Plan shall not affect the terms of any Option outstanding on the date of such termination. Unless the Board otherwise expressly provides and except to the extent otherwise provided in the next sentence, amendments of the Plan shall apply to all Options outstanding on the date of such amendments to the same extent as if such amendments had been in effect at the time that each of such outstanding Options were granted. Notwithstanding the foregoing, no amendment of the Plan may, without the consent of any recipient of an Option outstanding on the date of such amendment, (i) reduce the number of shares of Stock subject to such Option, (ii) increase the Option Price of such Option, or (iii) change the vesting schedule of such Option in a manner that adversely affects the rights of the Optionee. The Compensation Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, provided that the Option as amended is consistent with the terms of the Plan, and provided, further, that no such amendment of such Option may, without the consent of any Optionee, (x) reduce the number of shares of Stock subject to such Option, (y) increase the Option Price, or (z) change the vesting schedule of such Option in a manner that adversely affects the rights of the recipient under such Option.

          18.    Notices and Other Communications.    All notices and other communications required or permitted under the Plan shall be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested (a) if to the Holder, at his or her residence address last filed with the Company, and (b) if to the Company, at 65 Hayden Avenue, Lexington, Massachusetts 02421, Attention: General Counsel or to such other persons or addresses as the Holder or the Company may specify by a written notice to the other from time to time. Copies of all notices sent to any Holder that is not the Optionee shall also be sent to the Optionee in the manner set forth in this Section 18.

          19.    Effectiveness.    This 2002 Directors' Stock Option Plan was approved by the Board on March 5, 2002, and the Plan was ratified and approved by the stockholders of the Company on [                             ,         ].

[FORM OF PROXY CARD]

CUBIST PHARMACEUTICALS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR
2002 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 13, 2002

        The undersigned hereby appoints Scott M. Rocklage and Christopher D.T. Guiffre and each of them proxies, each with power of substitution, to vote at the 2002 Annual Meeting of Stockholders of CUBIST PHARMACEUTICALS, INC. to be held on June 13, 2002 (including any adjournments or postponements thereof), with all the powers the undersigned would possess if personally present, as specified on the ballot on the reverse side on the matters listed on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

        This proxy when properly executed will be voted in the manner directed herein by the stockholder. If no contrary specification is made, this proxy will be voted for the election of the nominees of the board of directors and upon such other business as may properly come before the meeting in the appointed proxies' discretion.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

BY TELEPHONE		VOTE BY INTERNET
It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone		It's fast, convenient, and your vote is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)
Follow these four easy steps:		Follow these four easy steps:
1.	Read the accompanying Proxy Statement/Prospectus and Proxy Card.	1.	Read the accompanying Proxy Statement/Prospectus and Proxy Card.
2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683)	2.	Go to the website: http://www.eproxyvote.com/cbst
3.	Enter your 14-digit Voter Control Number located on your Proxy Card above your name.	3.	Enter your 14-digit Voter Control Number located on your Proxy Card above your name.
4.	Follow the recorded instructions.	4.	Follow the recorded instructions.
YOUR VOTE IS IMPORTANT! CALL 1-877-PRX-VOTE ANYTIME!		YOUR VOTE IS IMPORTANT! GO TO HTTP://WWW.EPROXYVOTE.COM/CBST!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

        RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY.    Receiving stockholder material electronically via the internet helps to reduce Cubist's mailing and printing costs. To receive future proxy materials electronically, if then made so available by Cubist, go to http://www.econsent.com/cbst and follow the instructions provided. Your enrollment in this program will remain in effect until you cancel your enrollment. You are free to cancel your enrollment at any time by going to http://www.econsent.com/cbst on the internet.

1.
Class III Directors

Nominees:    John K. Clarke    Scott M. Rocklage    Paul R. Schimmel

☐ FOR all nominees listed above    ☐ WITHHELD from all nominees    ☐ For all nominees except as noted above

2.
Ratify, adopt and approve the Amended and Restated 2000 Equity Incentive Plan

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

3.
Ratify, adopt and approve the 2002 Directors' Stock Option Plan

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

        The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2002 Annual Meeting of Stockholders and related Proxy Statement.

        Please date, sign as name appears below, and return this proxy in the enclosed envelope, whether or not you expect to attend the annual meeting. You may nevertheless vote in person if you do attend.

        Executors, administrators, trustees, custodians, etc. should indicate capacity in which signing. When stock is held in the name of more than one person, each person should sign the proxy.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     ☐

Date: , 2002
Please Sign Here:

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CUBIST PHARMACEUTICALS, INC. 65 Hayden Avenue Lexington, MA 02421 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
CUBIST PHARMACEUTICALS, INC. 65 Hayden Avenue Lexington, MA 02421
GENERAL INFORMATION
PRINCIPAL STOCKHOLDERS
MANAGEMENT STOCKHOLDERS
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE (1)
COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION (1)
PROPOSAL NO. 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES.
PROPOSAL NO. 2 RATIFICATION, ADOPTION AND APPROVAL OF AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 RATIFICATION, ADOPTION AND APPROVAL OF THE 2002 DIRECTORS' STOCK OPTION PLAN
CORPORATE PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
OTHER BUSINESS
CUBIST PHARMACEUTICALS, INC. AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN
CUBIST PHARMACEUTICALS, INC.
2002 DIRECTORS' STOCK OPTION PLAN